As filed with the Securities and Exchange Commission on March 6, 2003

                                                               File No. 811-3626

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                230 Commerce Way, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                230 Commerce Way
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)


                                  June 30, 2003
                            (Date of fiscal year end)

                                December 31, 2002
                           (Date of reporting period)

Item 1. Report to Shareholders.

--------------------------------------------------------------------------------

                    December 31, 2002 -- Semi-Annual Report

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       CELEBRATING

[LOGO]    CITIZENS
          FUNDS(R)

       o 20 YEARS

                                        Citizens Core Growth Fund(R)

                                    Citizens Emerging Growth Fund(R)

                              Citizens Small Cap Core Growth Fund(R)

                                             Citizens Value Fund(SM)

                                          Citizens Balanced Fund(SM)

                                      Citizens Global Equity Fund(R)

                               Citizens International Growth Fund(R)

                                             Citizens Income Fund(R)

                                  Citizens Ultra Short Bond Fund(SM)

                                       Citizens Money Market Fund(R)

                                  CELEBRATING

                           [LOGO]    CITIZENS
                                     FUNDS(R)

                                  o 20 YEARS

Table of Contents

President's  Letter ........................................................  1

Portfolio Review ...........................................................  2

Portfolio Holdings ......................................................... 10

Statements of Assets and Liabilities ....................................... 24

Statements of Operations ................................................... 26

Statements of Changes in Net Assets ........................................ 28

Financial Highlights ....................................................... 30

Notes to Financial Statements .............................................. 39

[PHOTO]

Dear Shareholder:

The second half of 2002 was a period where our fixed-income portfolios turned in the best performance across our fund family. Investors have increasingly turned to fixed-income investments, seeking to lower risk and earn a steady return from dividends. In response to this interest, Citizens has launched two new funds -- the Citizens Ultra Short Bond Fund, which invests in high-quality, short-term bonds, and the Citizens Balanced Fund, investing in both stocks and bonds.

In our equity portfolios, our focus has been to outperform our peers. Our flagship equity fund, the Citizens Core Growth Fund, Standard shares, outperformed 75% of its large cap equity peers (661 funds) for the one year ended December 31, 2002 according to Lipper Analytical Services. While the fund's average annual return for the same period was negative (-25.74%), since inception on March 5, 1995 it has provided an average annual return of 7.82% and outperformed 74% of the 166 large cap growth funds tracked by Lipper. Looking at the long term it is clear that socially responsible equity investing can be financially rewarding, however, the last three years of negative returns for our equity funds and the market as a whole have been discouraging. [Note: for the five-year period ended December 31, 2002, the fund's Standard shares had an average annual return of -2.62%, and outperformed 55% of the 315 funds in its peer group according to Lipper.]

One of our most important initiatives has been to seek to improve the corporate governance and social responsibility of the companies in which we invest. While some share prices have fallen due to the end of the high-tech bubble, other declines have resulted from poor corporate governance practices. When Wall Street woke up to scandals, share prices sold off sharply, taking the good companies down with the bad. Citizens has taken a leadership role in seeking to define best practices in corporate governance. In 2002 we filed two shareholder resolutions at Cisco and Microsoft focusing on auditor independence. Although neither resolution passed, they attained the highest favorable vote ever for a non-management sponsored resolution at their respective companies. Interestingly, the policy we advocated eventually became one of the core aspects of the Sarbanes-Oxley Act, which has now become law.

In 2003 our social focus will remain on corporate governance and environmental issues, both areas highlighted in our shareholder survey. Our plans include encouraging companies to adopt specific and measurable energy conservation programs. As we look at potential war in the Middle East I cannot help but wonder how different our world would be if the United States was not dependent on oil as a primary energy source. Conservation programs are more critical than ever. And as social investors we also would point out that effective conservation programs can help the bottom line. That's what social investing is all about -- seeking better practices that can enhance investment returns and make our world better at the same time. Thank you for being part of Citizens Funds.

Sincerely yours,

/s/ Sophia Collier

Sophia Collier
President

Lipper rankings are based on total returns. Past performance does not guarantee future results. Returns reflect expense reimbursements/ waivers in effect, without which returns would have been lower. Investment return and principal value of an investment in Citizens Funds mutual funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please call (800) 223-7010 for a prospectus that contains complete details of fees and expenses and should be read carefully before investing. Distributed by Citizens Securities, Inc., Portsmouth, NH 03801

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Portfolio Review                                       Citizens Core Growth Fund
--------------------------------------------------------------------------------

Goal:

Long-term capital appreciation

Strategy:

Invests mainly in stocks of large-capitalization U.S. companies

Inception Dates:

Standard shares 03/03/95
Institutional shares 01/25/96
Administrative shares 02/04/00

FOOTNOTES

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The S&P 500 Index is an unmanaged index of the common stock of 500 of the most widely held companies in the U.S. stock market.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)           Ticker     6         1          5        Since
                           Symbol   Months     Year      Years    Inception
--------------------------------------------------------------------------------
Standard shares            WAIDX   -10.34%   -25.74%    -2.62%      7.82%
S&P 500 Index                 --   -10.30%   -22.10%    -0.59%      9.69%
--------------------------------------------------------------------------------
Institutional shares       WINIX   -10.03%   -25.24%    -1.94%      6.41%
Administrative shares      CGADX   -10.17%   -25.47%       --     -21.27%
--------------------------------------------------------------------------------

The last six months of 2002 saw the market sustain significant losses within a relatively short period in the third quarter, and then regain some footing in the fourth. Positive contributors in the fourth quarter included reports of decreasing jobless claims, increasing durable goods orders, steadying consumer confidence, and a surprising 50 basis point interest rate cut by the Federal Reserve. Unfortunately, rising geopolitical tensions hampered the fourth quarter rally as the markets sold off in December.

The fund's performance was in line with its benchmark, the S&P 500 Index, during the six-month period ended December 31, 2002. This was achieved with underweight positions versus the benchmark in industrials, energy and utilities, combined with overweight positions in health care and information technology. Along with good sector allocation, stock selection was also an important component of performance in energy and industrials.

Within the health care sector, health care facilities and pharmaceutical and biotechno-logy stocks helped performance as investors poured into these areas based on new product developments, attractive valuations and fundamentals, and excellent long-term growth prospects. In technology, owning the best-in-class names in the software and hardware industries paid off as investors sought safety in well-known companies with strong, free cash flows and minimal debt loads.

Relative to the S&P 500 Index, an overweighting in consumer discretionary and a neutral weighting in financial services negatively impacted the fund's performance. The continued fallout over accounting irregularities, analyst downgrades, and debt rating changes drove down companies within the cable and media sectors. Also hurting performance in the discretionary sector were specialty retail store stocks, which were sold off on news of weaker sales and reduced profit outlooks. In the financial services area, money center banks and investment services hurt the portfolio as investors sold off these positions due to continuing fears of loan exposure to telecommunications companies, weak quarterly earnings, and corporate governance issues.

Looking ahead, we are optimistic that the economy's current recovery will continue and eventually accelerate, despite a murky earnings outlook and somewhat mixed economic data. Low consumer and business confidence have contributed to a self-reinforcing cycle where less confidence leads to lower spending, which leads to lower confidence. We believe that the situation in Iraq will be resolved within a relatively short time frame and this should allow confidence to rebuild. Thus, we believe the necessary elements are in place to insure a continued economic recovery and create an environment in which stocks will do well again. From our perspective, we believe our investment focus on high-quality, well-established, fundamentally strong and socially responsible companies positions us well for the next year and beyond.

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Portfolio Review                                   Citizens Emerging Growth Fund
--------------------------------------------------------------------------------

Goal:

Aggressive growth

Strategy:

Invests mainly in stocks of young, growing, medium-capitalization companies

Inception Dates:

Standard shares 02/08/94
Institutional shares 11/01/99
Administrative shares 02/04/00

FOOTNOTES

(1)   Since inception return as of February 28, 1994.

      All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

      Investments in the Citizens Emerging Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, limited product lines, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

      The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)               Ticker     6         15        Since
                               Symbol   Months     Year       Years   Inception
--------------------------------------------------------------------------------
Standard shares                WAEGX   -17.68%   -28.72%      2.64%     9.82%
Russell MidCap Growth Index       --    -9.59%   -27.41%     -1.82%     6.13%(1)
--------------------------------------------------------------------------------
Institutional shares           CEGIX   -17.39%   -28.25%        --    -14.65%
Administrative shares          CGRDX   -17.45%   -28.44%        --    -23.81%
--------------------------------------------------------------------------------

The plunge that occurred in the equity markets during the third quarter of 2002 was partially reversed in the fourth quarter as markets began to rally due to leading economic indicators suggesting a recovery was in the making. Positive factors included reports of decreasing jobless claims, increasing durable goods orders, and steadying consumer confidence. Equity markets got a lift in October and November when the Federal Reserve lowered interest rates by 50 basis points and investors anticipated tax cuts in light of election results. This rally helped beaten-down companies in certain sectors, which attracted many investors.

As always, we favored what we believe are high-quality companies that show earnings acceleration, sustainable earnings, reasonable valuation, and credible, motivated management teams. Despite a difficult market environment for growth companies during the third quarter of 2002, many of our holdings rebounded during the rally in the fourth quarter.

During the past six months, the fund's holdings in the consumer staples and industrials sectors outperformed the Russell MidCap Growth Index in absolute returns. Within these sectors, our holdings in food and drug retailing, transportation, and commercial services and suppliers all moved higher based on increasing sales and earnings, and improving outlooks. Additionally, our exposure to well-known, high-quality companies in the consumer durables and apparel industries such as the Columbia Sportswear Company, benefited performance.

Compared to the benchmark, the fund's holdings in the information technology, consumer discretionary, and health care sectors were relative underperformers. Within the technology sector, we avoided the riskier growth opportunities that rewarded others investing in the mid-cap growth universe in the fourth quarter. Our holdings within the restaurants and specialty retail industries suffered in tandem with declining consumer confidence. Despite consumers continuing to spend their money on new homes and cars over the last six months, stocks in these sub-sectors sold off as retail sales data pointed to future weakness. The health care sector was another area of weakness for the fund -- the market turned away from more defensive areas and many of the fund's holdings were hurt when a large hospital company lowered profit guidance and announced the departures of several executives.

We believe that our focus on the higher-quality mid-cap growth names will allow us to outperform over the long term. While the recent economic indicators lean toward economic recovery, the strength and depth of the recovery still remains uncertain. Geopolitical tensions are particularly concerning. In this uncertain environment, we maintain that the fundamentally strong and socially responsible companies we have traditionally favored will be among those that do well in 2003.

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Portfolio Review                             Citizens Small Cap Core Growth Fund
--------------------------------------------------------------------------------

Goal:

Capital appreciation

Strategy:

Invests mainly in stocks of small-capitalization U.S. companies

Inception Date:

Standard shares 12/28/99

FOOTNOTES

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Investments in the Citizens Small Cap Core Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, limited product lines, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL RETURNS

(AS OF 12/31/02)              Ticker       6        1         Since
                              Symbol     Months    Year     Inception
--------------------------------------------------------------------------------
Standard shares               CSCSX     -17.21%   -25.42%     -8.66%
Russell 2000 Growth Index     --        -15.63%   -30.26%    -21.09%
--------------------------------------------------------------------------------

The last six months of 2002 began with a sluggish economy, continued concerns over corporate accounting, and eroding investor confidence. Fortunately, investor optimism increased significantly during the fourth quarter as reports of a stronger economy began to emerge. Decreasing initial jobless claims, a strong Gross Domestic Product growth number, and rising durable goods orders all supported an emerging economic recovery. The Federal Reserve's surprising 50 basis point interest rate reduction also helped.

The fund's strategy during this period was to be positioned in more aggressive, high-quality socially responsible names that would move higher based on a broad economic recovery. However, investors did not embrace these high-quality names, instead focusing on more speculative, high-risk securities primarily in the technology and telecommunications services sectors -- especially during the fourth quarter.

During the period, the fund's holdings in the consumer staples, industrials, and health care sectors outperformed the Russell 2000 Growth Index in absolute returns. Within the consumer staples and industrials sectors, our holdings in supermarkets, transportation, and commercial services and suppliers all moved higher with increasing sales and earnings, and improving outlooks. Additionally, the fund benefited from our exposure to pharmaceuticals and biotechnology, which had compelling valuations, strong fundamentals, and analyst upgrades. Another positive factor, which specifically helped Cephalon, Inc., a holding of the fund, was a Food and Drug Administration's shake-up that could potentially speed up the approval of certain biotechnology drugs.

An overweighting in information technology and hospitals and services versus the benchmark hurt performance. Despite the fund's technology holdings suffering from a sell-off in the third quarter, and then participating strongly in the fourth quarter rally, investors favored riskier, lower-quality names. The fund's equipment and supplies holdings were negatively affected by Tenet Healthcare Corporation acknowledging that its Medicare billing practices were being audited by the U.S. Health and Human Services Department.

We believe recent data indicates that the economic recovery is progressing moderately. Also, with market sentiment improving, we continue to believe the foundation has been laid for the expansion to resume during the coming year. With that said, we continue to be optimistic on the outlook for small-cap growth stocks outperforming mid- and large-caps because of their relative insulation from major geopolitical events, and their ability to react more quickly to economic and market changes.

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Portfolio Review                                             Citizens Value Fund
--------------------------------------------------------------------------------

Goal:

Long-term capital appreciation

Strategy:

Invests mainly in stocks and other equities of U.S. large-capitalization companies

Inception Date:

Standard shares 6/13/96(2)

FOOTNOTES

(1) Includes performance of the fund's predecessor, the Meyers Pride Value Fund for the periods prior to September 24, 2001.

(2) The inception date of the Citizens Value Fund's predecessor, the Meyer's Pride Value Fund.

      All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

      The S&P 500 Index is an unmanaged index of the common stock of 500 of the most widely held companies in the U.S. stock market.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)        Ticker      6          1         5        Since
                        Symbol    Months      Year     Years    Inception
--------------------------------------------------------------------------------
Standard shares(1)      MYPVX     -13.62%   -40.50%   -0.36%      4.00%
S&P 500 Index             --      -10.30%   -22.10%   -0.59%      5.84%
--------------------------------------------------------------------------------

The second half of 2002 started out on a particularly tough note for investors as the stock market (as measured by the S&P 500 Index) had its worst quarter since 1987, with September being the worst month since 1937. This climate changed in the fourth quarter as improving economic indicators rallied the markets in October and November, before increasing geopolitical tensions caused a pull-back in December.

Surprisingly, investors' aversion to risk in the fourth quarter gave way to renewed interest in areas of the market that had been beaten down earlier in the year -- particularly in information technology and telecommunications services. Relative to the S&P 500 Index, our overweighting in technology and telecommunications helped the absolute performance of the fund over the six-month period. Our holdings in these areas reaped the benefits of an improving market environment and the issuance of favorable earnings reports during the period. Specifically, International Business Machines and Cisco Systems performed admirably for the fund. Additionally, our exposure to select diversified financial companies helped performance, as these names recovered from the bad press plaguing the overall sector for much of the year.

Hurting portfolio performance the most was the fund's overweighting in the pharmaceutical industries and consumer discretionary sectors, along with our exposure to certain food and beverage names. Despite our focus on owning the highest-quality names, reports of questionable accounting practices and lowered earnings brought down our pharmaceutical holdings. In consumer discretionary, declining consumer confidence and lowered sales forecasts from many retailers hurt the overall group. Within our supermarket holdings, increasing competition and declining profit outlooks hurt performance.

Given the current environment, we believe that there is reason to be optimistic about the economy. The double-dip recession that many investors feared would come to pass has thus far been averted, and confidence in the economy appears to be building. Concerns over Iraq and North Korea still persist, but we believe our focus on high-quality companies trading at a significant discount to their intrinsic value will be well rewarded over the long term.

--------------------------------------------------------------------------------
Portfolio Review                                     Citizens Global Equity Fund
--------------------------------------------------------------------------------

Goal:

Capital appreciation

Strategy:

Invests mainly in stocks and other equities of foreign and U.S. companies

Inception Dates:

Standard shares 02/08/94
Institutional shares 11/01/99
Administrative shares 02/04/00

FOOTNOTES

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Investments in the Citizens Global Equity Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

The Morgan Stanley Capital International (MSCI) World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)          Ticker     6        1            5        Since
                          Symbol   Months    Year        Years    Inception
--------------------------------------------------------------------------------
Standard shares           WAGEX   -10.27%   -21.43%      0.70%      5.09%
MSCI World Index             --   -12.14%   -19.89%     -2.11%      4.16%
--------------------------------------------------------------------------------
Institutional shares      CGEIX    -9.93%   -20.96%        --     -13.98%
Administrative shares     CEADX   -10.07%   -21.25%        --     -25.95%
--------------------------------------------------------------------------------

The final half of 2002 began with gloom and nervousness in worldwide equity markets, only to snap back from oversold levels in October and November. Unfortunately, geopolitical tensions hampered the fourth quarter rally as markets reversed themselves going into December. A surprisingly large interest rate cut by a rather patient Federal Reserve, which lowered the Fed funds rate to 1.25%, was a primary thrust for worldwide markets during the fourth quarter.

Within this environment, our approach was to remain broadly diversified across the sectors and position the portfolio for an economic recovery. We became increasingly concerned that consumer spending would slow as unemployment figures rose and people became more concerned about economic weakness during the third quarter. As such, we trimmed or sold those holdings that were dependent on a strong consumer market and looked for companies with above-average earnings growth through superior products, broad distribution, or patent-protected technologies.

Relative to the MSCI World Index, the only sector with positive returns for the fund during the report period was the utilities sector. Other sectors which were down slightly, but did not substantially hamper performance, included health care, technology and telecommunications. These sectors, which had experienced extreme underperformance in the third quarter, rallied in the final few months of the year as investors' appetite for risk grew noticeably. Within technology and telecommunications, Vodafone Group plc, SBC Communications Inc., and Alltel Corporation all rebounded from the intense selling they experienced in the first three quarters of 2002.

The weakest sectors for the fund in the second half of 2002 were financial services, consumer discretionary and staples, and industrials. These were the sectors that had enjoyed relatively strong performance in the first half of the year. Nevertheless, these areas sold off primarily because investors believed that valuations were not compelling and the risk/reward metrics for technology and telecommunications were more attractive.

We believe that a recovery is underway worldwide. In the U.S., this recovery is more subdued than those of years past in part because the consumer never stopped spending through the downturn. However, we note that companies have spent many months cleaning up their balance sheets and many now have a good deal of cash. It is our belief that while companies may use their funds to make acquisitions or to repurchase their own shares, a healthy percentage will go toward capital expenditures. This should help to propel the economy forward. We would make similar observations on the international markets, albeit valuations look cheaper than those of their U.S. counterparts. These more compelling values, coupled with the prospect of further monetary easing by the European Central Bank, lead us to adopt a somewhat more positive attitude. This is compounded by our view that a number of high-quality global companies have suffered disproportionately from the sell-off and have the potential to bounce back to a greater extent. Therefore, we are optimistic that 2003 will be a year in which a careful stock-specific focus will finally reward the equity investor.

--------------------------------------------------------------------------------
Portfolio Review                              Citizens International Growth Fund
--------------------------------------------------------------------------------

Goal:

Capital appreciation

Strategy:

Invests mainly in stocks and other equities of foreign companies

Inception Date:

Standard shares 12/20/00

FOOTNOTES

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Investments in the Citizens International Growth Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

The MSCI EAFE Index is an unmanaged index of foreign stocks and is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)                 6                  1                 Since
                               Months              Year             Inception
-------------------------------------------------------------------------------
Standard shares               -12.78%             -19.81%            -23.08%
MSCI EAFE Index               -14.55%             -15.94%            -17.79%
-------------------------------------------------------------------------------

Having plunged during the third quarter, international equity markets regained their composure and rebounded sharply upwards in October and November. In December, these markets again capitulated in tired trading and thin volume to end the year down. The wild fluctuations registered over the six-month period did little to diminish investors'intent on exiting equity markets to move into cash and bonds. Continued jawboning by the U.S. over a potential attack on Iraq, and a mixed bag of economic data combined to depress already negative market psychology even further.

Relative to the MSCI EAFE Index, our underweighting in industrials and utilities benefited performance. Additionally, despite the fund's overweight in technology and telecommunications, relatively good stock selection was able to mitigate what otherwise would have been a negative allocation. Indeed, within both of these sectors, many of the stocks that were hardest hit during the summer were the greatest beneficiaries of the two-month rally. Holdings such as Flextronics International Ltd., Nokia Corporation, and Vodafone Group plc all performed admirably for the fund. Additionally, our decision to trim back some of our larger positions in these areas going into year-end also helped to avoid further losses.

Financial stocks experienced a particularly volatile time over the six-month period ended December 31, 2002, especially in the third quarter due in part to the precipitous declines in the insurance industry. Allianz AG's disappointing quarterly earnings announcement began the sell-off in the industry, which affected our other insurance holdings, including AXA and ING Groep N.V. Despite rallying sharply in November, these stocks were the main detractors from performance during the six-month period.

Looking forward, our view for 2003 remains positive. Based on various measures, international markets look less expensive than their U.S. counterparts, and as we saw in the fourth quarter, earnings expectations are at such a low level that we believe significant upside potential from current levels is probable. More specifically, once consumer confidence stabilizes, we believe investors will favor companies with the higher-quality, socially responsible characteristics that we own.

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Portfolio Review                                            Citizens Income Fund
--------------------------------------------------------------------------------

Goal:

Current income and monthly dividend payment

Strategy:

Invests mainly in bonds and mortgage-backed securities

Inception Date:

Standard shares 06/10/92

FOOTNOTES

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. The index is unmanaged and you cannot invest in it directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The Lehman Brothers U.S. Aggregate Index is an unmanaged index of taxable, investment-grade fixed-income securities, including government, corporate, mortgage and asset-backed securities.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)             Ticker     6       1         5       10
                             Symbol   Months   Year     Years    Years
--------------------------------------------------------------------------------
Standard shares              WAIMX    5.31%    3.51%    3.98%    5.82%
Lehman Brothers
U.S. Aggregate Index            --    6.23%   10.25%    7.54%    7.51%
--------------------------------------------------------------------------------

The third quarter of 2002 was characterized by the Federal Reserve's (Fed) reluctance to lower rates, gloomy economic and corporate forecasts, and the increasing possibility of war with Iraq. Economic growth showed improvement in the fourth quarter due to a number of factors. These included a strong third quarter Gross Domestic Product number, declining jobless claims, rising durable goods orders, and stronger than expected new and existing home sales. In November, the Fed cut interest rates by 50 basis points, signaling it remained cautious about the state of the economy.

Within this environment, the fund's strategy was to be diversified and invested mainly in higher-quality, socially responsible, investment-grade names with attractive yields during the six-month period ended December 31, 2002. Targeting the intermediate part of the yield curve -- the 4 to 10-year area -- the fund's performance benefited from being invested in government agency mortgage-backed securities, and securities in the cable and financial services sectors. Low interest rates on long-term fixed-rate mortgages continued to fuel the refinancing wave in 2002 and ultimately benefited our exposure to Government National Mortgage Association (GNMA) mortgage-backed securities and Fannie Mae and Freddie Mac agency issues. In cable and financial services, fund holdings such as Comcast Corporation and J.P. Morgan Chase and Company benefited from improving fundamentals, decreasing headline risk from earlier in the year, and investor enthusiasm.

Our underweight in the telecommunications and media sectors hurt the fund's performance during the six-month period ended December 31, 2002. This was especially true in the fourth quarter as investors became more willing to buy speculative names regardless of credit quality and solid cash flows.

While market conditions have improved recently, there are still many concerns over potential terrorist attacks and a war with Iraq. In light of these concerns, we believe that improving corporate profits and steady consumer spending will lead to moderate U.S. economic growth in 2003. In addition, the Fed appears to be in a holding pattern for the near future. Within this environment, our main focus will remain on socially responsible, investment-grade issues in the intermediate part of the yield curve that we believe should tend to outperform.

--------------------------------------------------------------------------------
Portfolio Review                                      Citizens Money Market Fund
--------------------------------------------------------------------------------


Goal:

Current income consistent with safety and liquidity

Strategy:

Invests exclusively in money market instruments

Inception Dates:

Standard shares 08/30/83 Institutional shares 02/01/96

FOOTNOTES

(1) Since inception return from 01/01/91. Complete data for periods prior to 1991 is not available.

      All fund performance figures assume reinvestment of dividends and distributions. Past performance is not an indication of future results. Returns reflect expense reimbursements/ waivers in effect, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

      Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

AVERAGE ANNUAL RETURNS
(AS OF 12/31/02)                7-Day
                       Ticker   Simple     6       1         5       10      Since
                       Symbol   Yield    Months   Year     Years    Years  Inception
-------------------------------------------------------------------------------------
Standard shares        WKAXX    0.54%    0.42%    0.95%    3.66%    3.75%    3.84%(1)
Institutional shares   WAIXX    0.90%    0.59%    1.26%    4.04%      --     4.32%
-------------------------------------------------------------------------------------

In the third quarter, the Federal Reserve (Fed) decided to leave the Fed funds rate unchanged at 1.75% despite persistent stock market weakness and declining consumer and business spending. In the fourth quarter, an equity market rally was fueled by encouraging economic news and the Fed's surprising 50 basis point interest rate cut. The Fed's aggressive rate-cutting strategy, which began in January 2001, has dramatically affected the yields of money market funds over the past two years.

While credit woes continued to affect money markets, the fund's strategy during the six-month period ended December 31, 2002 focused on investing in high-quality, socially responsible securities. Initially, the portfolio was positioned to gain more yield by going out farther on the yield curve. Early in the fourth quarter we positioned the portfolio for a possible interest rate reduction by the Fed by increasing the fund's weighted average maturity and avoiding securities with credit and headline risk. The Fed's 50 basis point cut was deeper than expected -- and surprised the market. While we were positioned to benefit from a rate cut, the fund's weighted average maturity was, on average, shorter than its peer group. This caused the fund's performance to lag its peers. As of December 31, 2002, the weighted average maturity of the fund was 46 days.

While the mood of the markets has improved recently, much concern remains over potential terrorist attacks and a war with Iraq. In light of that, we believe that improving corporate profits and steady consumer spending will be some of the key factors influencing the U.S. economy to modestly grow in 2003. In addition, the Fed appears to be in a holding pattern for the near future. Within this environment, we will remain cautious as we look for shorter maturity opportunities to pick up yield and lower the fund's weighted average maturity to reflect the current neutral environment.

--------------------------------------------------------------------------------
Portfolio Review                                                Additional Funds
--------------------------------------------------------------------------------

Portfolio reviews for the Citizens Balanced Fund (inception: 12/20/02) and the Citizens Ultra Short Bond Fund (inception: 11/21/02) are not available in this report. Portfolio holdings and financial information for these funds are included in subsequent sections.

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Core Growth Fund

Security                                                 Shares        Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.3%

Air Freight - 1.7%
FedEx Corp.                                             106,060            5,751

Banks - 3.2%
Bank of America Corp.                                   160,000           11,131

Biotechnology - 4.9%
Amgen, Inc.a                                            103,150            4,986
Cephalon, Inc.a                                         105,000            5,111
Forest Laboratories, Inc.a                               19,000            1,866
Gilead Sciences, Inc.a                                   71,000            2,414
IDEC Pharmaceuticals Corp.a                              73,000            2,421
                                                                          ------
                                                                          16,798

Chemicals - 1.0%
Air Products & Chemicals, Inc.                           81,000            3,463

Computers - 11.3%
Dell Computer Corp.a                                    302,100            8,078
Hewlett-Packard Co.                                      94,000            1,632
Intel Corp.                                             246,200            3,833
International Business
    Machines Corp.                                       56,000            4,340
Microsoft Corp.a                                        325,800           16,844
Symantec Corp.a                                         106,700            4,322
                                                                          ------
                                                                          39,049

Electronics - 4.2%
Analog Devices, Inc.a                                   131,000            3,127
Cisco Systems, Inc.a                                    451,900            5,920
Flextronics Internationala                              289,000            2,367
Maxim Integrated Products, Inc.                          95,000            3,139
                                                                          ------
                                                                          14,553

Energy & Utilities - 8.0%
Anadarko Petroleum Corp.                                 78,000            3,736
Baker Hughes, Inc.                                      118,000            3,798
BJ Services Co.a                                        163,000            5,267
Burlington Resources, Inc.                               44,200            1,885
ConocoPhillips                                           54,000            2,613
Devon Energy Corp.                                       79,000            3,626
EOG Resources, Inc.                                     169,000            6,746
Vulcan Power Co., Class Aa c                             40,000                0
                                                                          ------
                                                                          27,671

Entertainment - 2.3%
Viacom, Inc.a                                           190,424            7,762

Financial - Diversified - 10.8%
Citigroup, Inc.                                         457,700           16,105
Fannie Mae                                               44,700            2,876
FleetBoston Financial Corp.                             185,000            4,496
Freddie Mac                                              43,000            2,539
J.P. Morgan Chase & Co.                                 255,000            6,120
Wells Fargo & Co.                                       106,000            4,968
                                                                          ------
                                                                          37,104

Foods - 2.1%
PepsiCo, Inc.                                           167,500            7,072

Health Care - 15.9%
AmerisourceBergen Corp.                                  37,000            2,009
Eli Lilly & Co.                                         109,900            6,979
Guidant Corp.a                                           88,000            2,715
HCA, Inc.                                                85,000            3,528
Johnson & Johnson, Inc.                                 170,948            9,181
Medtronic, Inc.                                         118,338            5,396
Merck & Co., Inc.                                        95,000            5,378
Pfizer, Inc.                                            479,200           14,648
St. Jude Medical, Inc.a                                  56,997            2,264
UnitedHealth Group, Inc.                                 33,000            2,756
                                                                          ------
                                                                          54,854

Insurance - 6.5%
ACE Ltd.                                                119,000            3,491
American International Group, Inc.                      251,934           14,575
Willis Group Holdings Ltd.a                              93,000            2,666
XL Capital Ltd.                                          22,000            1,700
                                                                          ------
                                                                          22,432

Investment Banking
& Brokerage - 1.9%
Lehman Brothers Holdings, Inc.                          120,000            6,395

Manufacturing - 6.3%
3M Co.                                                   70,300            8,668
American Standard Cos., Inc.a                            26,900            1,914
Eaton Corp.                                              65,000            5,077
Illinois Tool Works, Inc.                                95,000            6,162
                                                                          ------
                                                                          21,821

Personal Care - 2.6%
Avon Products, Inc.                                      66,300            3,572
Gillette Co.                                            172,000            5,222
                                                                          ------
                                                                           8,794

Publishing - 2.3%
Gannett Co., Inc.                                        59,800            4,294
The Washington Post Co.                                   5,000            3,690
                                                                          ------
                                                                           7,984


10  See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Core Growth Fund (cont'd)

Security                                                Shares         Value ($)
--------------------------------------------------------------------------------
Retail - 4.5%
Costco Wholesale Corp.a                                131,400             3,687
Kohl's Corp.a                                           56,700             3,172
Lowe's Cos., Inc.                                      107,400             4,028
Target Corp.                                           150,000             4,500
                                                                       ---------
                                                                          15,387

Services - 2.0%
Concord EFS, Inc.a                                     262,000             4,124
Fiserv, Inc.a                                           82,000             2,784
                                                                       ---------
                                                                           6,908

Telecommunications - 5.8%
BellSouth Corp.                                        135,000             3,492
Nokia Corp. (ADR)                                       49,000               760
QUALCOMM, Inc.a                                         54,000             1,965
SBC Communications, Inc.                               226,264             6,134
Verizon Communications, Inc.                           197,900             7,669
                                                                       ---------
                                                                          20,020
                                                                       ---------
Total Common Stocks                                                      334,949
Cost: $309,952

Security
 Rate, Maturity Date                                  Principal ($)    Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.0%
Fifth Third Bank, Inc.,
0.75%, 01/02/03
(collateralized by Fifth Third Bank
Mortgage Loan Trust security)                           10,245            10,245
Cost: $10,245                                                          ---------

Total Investments - 100.3%                             345,194
Cost: $320,197(b)

      Percentages indicated are based on net assets of $344,110.
a     Non-income producing security.
b     Aggregate cost for federal income tax purposes is substantially the same.
c Restricted security constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. This security is valued at its fair value as determined in good faith under procedures consistently applied under the general supervision of the Board of Trustees. Additional information on the security is as follows:
      Acquisition Date: March 3, 1995
      Cost: $300
      Value: $0
      ADR - American Depositary Receipt

Citizens Emerging Growth Fund

Security                                                 Shares        Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.9%

Apparel Manufacturers - 2.2%
Columbia Sportswear Co.a                                 80,300          3,567

Biotechnology - 16.9%
Allergan, Inc.                                           73,400          4,229
Cephalon, Inc.a                                         114,015          5,549
Gilead Sciences, Inc.a                                  184,900          6,287
IDEC Pharmaceuticals Corp.a                             155,700          5,165
MedImmune, Inc.a                                         32,500            883
Millenium Pharmaceuticals, Inc.a                        178,765          1,419
Neurocrine Biosciences, Inc.a                            70,400          3,214
                                                                       -------
                                                                        26,746

Chemicals - 2.1%
Air Products & Chemicals, Inc.                           76,500          3,270

Computers - 12.4%
BEA Systems, Inc.a                                      307,000          3,521
Emulex Corp.a                                            83,900          1,556
Intuit, Inc.a                                            35,700          1,675
Lexmark International, Inc.a                             54,900          3,321
Mercury Interactive Corp.a                               54,200          1,607
NetworkAssociates, Inc.a                                259,200          4,172
Symantec Corp.a                                          96,400          3,905
                                                                       -------
                                                                        19,757

Electrical Equipment - 2.3%
Fairchild Semiconductor Corp.a                          335,330          3,591

Electronics - 10.0%
Analog Devices, Inc.a                                    92,890          2,217
Flextronics Internationala                              357,600          2,929
International Rectifier Corp.a                          205,300          3,789
Jabil Circuit, Inc.a                                    132,200          2,369
Maxim Integrated Products, Inc.                          68,000          2,247
Microchip Technology, Inc.                               95,200          2,328
                                                                       -------
                                                                        15,879

Energy & Utilities - 8.0%

BJ Services Co.a                                         24,200            782
Devon Energy Corp.                                       51,400          2,359
Noble Energy, Inc.                                       90,500          3,399
Ocean Energy, Inc.                                       95,200          1,901
Smith International, Inc.a                               48,388          1,578
Weatherford International Ltd.a                          65,400          2,611
                                                                       -------
                                                                        12,630

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Emerging Growth Fund (cont'd)

Security                                                  Shares       Value ($)
--------------------------------------------------------------------------------
Health Care - 13.6%
AmerisourceBergen Corp.                                   74,960           4,070
Cytyc Corp.a                                             262,500           2,678
Express Scripts, Inc.a                                    34,600           1,662
Guidant Corp.a                                            53,800           1,660
St. Jude Medical, Inc.a                                   47,100           1,871
Triad Hospitals, Inc.a                                   135,162           4,032
Trimeris, Inc.a                                           92,000           3,964
WellPoint Health Networks, Inc.a                          23,900           1,701
                                                                        --------
                                                                          21,638

Insurance - 6.6%
Platinum Underwriters Holdings Ltd.a                     144,100           3,798
W.R. Berkley Corp.                                        86,727           3,435
Willis Group Holdings Ltd.a                              114,100           3,271
                                                                        --------
                                                                          10,504

Investment Banking & Brokerage - 3.0%
Affiliated Managers Group, Inc.a                          94,400           4,748

Leisure - 1.0%
Harley-Davidson, Inc.                                     33,000           1,525

Manufacturing - 2.1%
American Standard Cos., Inc.a                             47,700           3,393

Multimedia - 2.0%
Belo Corp., Class A                                       76,300           1,627
Cox Radio, Inc.a                                          73,000           1,665
                                                                        --------
                                                                           3,292

Publishing - 2.2%
The Washington Post Co.                                    4,790           3,535

Restaurants - 1.0%
Starbucks Corp.a                                          76,800           1,565

Retail - 1.6%
Foot Locker, Inc.a                                       235,400           2,472

Services - 10.1%

ARAMARK Corp.a                                            73,000           1,716
Concord EFS, Inc.a                                       268,100           4,220
Dun & Bradstreet Corp.a                                  144,070           4,969
Fiserv, Inc.a                                            149,600           5,079
                                                                        --------
                                                                          15,984

Telecommunications - 1.8%
Nextel Communications, Inc.a                             251,100           2,900
                                                                        --------
Total Common Stocks                                                      156,996
Cost: $162,003

Security
  Rate, Maturity Date                                Principal ($)     Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.7%
Fifth Third Bank, Inc.,
0.75%, 01/02/03
(collateralized by Federal Home Loan
Mortgage Corporation security)                           2,746             2,746
Cost: $2,746                                                            --------

Total Investments - 100.6%                                               159,742
Cost: $164,749b

      Percentages indicated are based on net assets of $158,822.
a     Non-income producing security.
b     Aggregate cost for federal income tax purposes is substantially the same.

Citizens Small Cap Core Growth Fund

Security                                                   Shares      Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7%

Apparel Manufacturers - 2.0%
Columbia Sportswear Co.a                                   6,600             293

Banks - 4.1%
East West Bancorp, Inc.                                    8,830             319
UCBH Holdings, Inc.                                        7,090             301
                                                                          ------
                                                                             620

Biotechnology - 12.0%
Cephalon, Inc.a                                           11,960             582
EXACT Sciences Corp.a                                     12,000             130
Integra LifeSciences Holdings Corp.a                      21,670             382
Neurocrine Biosciences, Inc.a                              6,600             301
XOMA Ltd.a                                                99,670             422
                                                                          ------
                                                                           1,817

Broadcasting - 2.5%
Entravision Communications Corp.,
  Class Aa                                                37,310             372

Computers - 10.3%
BEA Systems, Inc.a                                        29,200             335
Borland Software Corp.a                                   12,100             149
Emulex Corp.a                                              8,300             154
Internet Security Systems, Inc.a                          15,500             284
Mercury Interactive Corp.a                                 5,000             148
Network Associates, Inc.a                                 24,700             398
Quest Software, Inc.a                                      7,200              74
                                                                          ------
                                                                           1,542


12 See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Small Cap Core Growth Fund (cont'd)

Security                                                  Shares       Value ($)
--------------------------------------------------------------------------------
Electrical Equipment - 2.3%
Fairchild Semiconductor Corp.a                            31,870             341

Electronics - 11.6%
Cabot Microelectronics Corp.a                              4,500             212
Cree, Inc.a                                                8,200             134
Daktronics, Inc.a                                         12,800             171
Flextronics Internationala                                34,000             278
International Rectifier Corp.a                            19,500             361
Jabil Circuit, Inc.a                                      12,600             226
LSI Logic Corp.a                                          40,000             231
OmniVision Technologies, Inc.a                             9,300             126
                                                                         -------
                                                                           1,739

Energy & Utilities - 6.4%
Newfield Exploration Co.a                                 10,550             380
Precision Drilling Corp.a                                  4,800             156
Western Gas Resources, Inc.                               11,330             418
                                                                         -------
                                                                             954

Health Care - 14.5%
AdvancePCS, Inc.a                                         13,570             301
Cytyc Corp.a                                              55,100             563
SICOR, Inc.a                                              19,070             302
Thoratec Corp.a                                           56,900             435
Triad Hospitals, Inc.a                                    10,100             301
Trimeris, Inc.a                                            6,700             289
                                                                         -------
                                                                           2,191

Insurance - 5.2%
Platinum Underwriters Ltd.a                               15,600             411
W.R. Berkley Corp.                                         9,183             364
                                                                         -------
                                                                             775

Investment Banking & Brokerage - 2.2%
Affiliated Managers Group, Inc.a                           6,500             327

Manufacturing - 7.2%
A.O. Smith Corp.                                          22,400             605
The Manitowoc Co., Inc.                                   18,800             479
                                                                         -------
                                                                           1,084

Media - 2.1%
Belo Corp., Class A                                        7,200             154
Cox Radio, Inc.a                                           6,800             155
                                                                         -------
                                                                             309

Retail - 5.9%
Foot Locker, Inc.a                                        21,900             230
The J. Jill Group, Inc.a                                  11,900             166
Linens 'n Things, Inc.a                                   21,900             495
                                                                         -------
                                                                             891

Services - 2.5%
Fair Isaac & Co., Inc.                                     8,700             371

Transportation - 3.8%
Roadway Corp.                                             15,400             567

Waste Management - 2.1%
Waste Connections, Inc.a                                   8,090             312
                                                                         -------
Total Common Stocks                                                       14,505
Cost: $14,722

Security
  Rate, Maturity Date                                 Principal ($)    Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.2%
Fifth Third Bank, Inc.,
0.75%, 01/02/03
(collateralized by Federal National
Mortgage Association security)                               337             337
Cost: $337                                                               -------

Total Investments - 98.9%                                                 14,842
Cost: $15,059b

      Percentages indicated are based on net assets of $15,007.
a     Non-income producing security.
b     Aggregate cost for federal income tax purposes is substantially the same.

Citizens Value Fund

Security                                                  Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.8%

Air Freight - 1.2%
FedEx Corp.                                                3,500             190

Banks - 1.8%
Bank of America Corp.                                      3,900             271

Computers - 11.5%
Hewlett-Packard Co.                                       19,900             345
Intel Corp.                                               18,700             291
International Business Machines Corp.                      5,700             442
Microsoft Corp.a                                          13,500             698
                                                                         -------
                                                                           1,776

Consumer Finance - 1.2%
Capital One Financial Corp.                                6,400             190

Electronics - 2.3%
Cisco Systems, Inc.a                                      27,200             356

Energy & Utilities - 2.0%
EOG Resources, Inc.                                        7,800             311

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Value Fund (cont'd)

Security                                                  Shares       Value ($)
--------------------------------------------------------------------------------
Financial - Diversified - 20.7%
The Bear Stearns Cos., Inc.                                9,200             546
CIT Group, Inc.                                           19,500             382
Citigroup, Inc.                                           17,200             605
FleetBoston Financial Corp.                               27,900             679
J.P. Morgan Chase & Co.                                   26,500             637
Nationwide Financial Services, Inc.,
Class A                                                    6,300             180
Wells Fargo & Co.                                          3,900             183
                                                                         -------
                                                                           3,212

Foods - 1.2%
PepsiCo, Inc.                                              4,400             186

Health Care - 14.0%
AmerisourceBergen Corp.                                    6,700             364
Eli Lilly & Co.                                            5,700             362
HCA, Inc.                                                 10,055             417
Merck & Co., Inc.                                          5,027             285
Pfizer, Inc.                                              24,600             752
                                                                         -------
                                                                           2,180

Insurance - 5.9%
American International Group, Inc.                         6,000             347
Anthem, Inc.a                                              6,100             384
Lincoln National Corp.                                     5,600             177
                                                                         -------
                                                                             908

Investment Banking & Brokerage - 3.3%
The Goldman Sachs Group, Inc.                              7,400             504

Manufacturing - 1.2%
3M Co.                                                     1,500             185

Pharmaceuticals - 2.4%
Watson Pharmaceuticals, Inc.a                             13,100             370

Publishing - 1.3%
Gannett Co., Inc.                                          2,700             194

Retail - 11.5%
Duane Reade, Inc.a                                        14,000             238
The Gap, Inc.                                             43,600             676
Home Depot, Inc.                                          15,100             362
Target Corp.                                              16,800             504
                                                                         -------
                                                                           1,780

Services - 2.4%
Concord EFS, Inc.a                                        11,400             179
Fiserv, Inc.a                                              5,500             187
                                                                         -------
                                                                             366

Telecommunications - 11.9%
AT&T Wireless Services, Inc.a                             60,136             340
BellSouth Corp.                                           15,100             391
QUALCOMM, Inc.a                                            9,500             346
SBC Communications, Inc.                                  14,300             388
Verizon Communications, Inc.                              10,100             390
                                                                         -------
                                                                           1,855
                                                                         -------
Total Common Stocks                                                       14,834
Cost: $16,155

Security
  Rate, Maturity Date                                  Principal ($)   Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.7%
Fifth Third Bank, Inc.,
0.75%, 01/02/03
(collateralized by Fifth Third
Mortgage Loan Trust security)                                725             725
Cost: $725                                                               -------

Total Investments - 100.5%                                                15,559
Cost: $16,880b

      Percentages indicated are based on net assets of $15,478.
a     Non-income producing security.
b     Aggregate cost for federal income tax purposes is substantially the same.

Citizens Balanced Fund

Security                                                  Shares    Value ($)(a)
--------------------------------------------------------------------------------
COMMON STOCKS - 49.2%

Air Freight - 0.9%
FedEx Corp.                                                  20            1,084

Banks - 1.7%
Bank of America Corp.                                        30            2,087

Biotechnology - 2.4%
Amgen, Inc.b                                                 19              919
Cephalon, Inc.b                                              17              827
Forest Laboratories, Inc.b                                    4              393
Gilead Sciences, Inc.b                                       13              442
IDEC Pharmaceuticals Corp.b                                  14              464
                                                                         -------
                                                                           3,045

Chemicals - 0.4%
Air Products & Chemicals, Inc.                               11              470

Computers - 5.8%
Dell Computer Corp.b                                         56            1,497
Hewlett-Packard Co.                                          17              295
Intel Corp.                                                  46              716


14 See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Balanced Fund (cont'd)

Security                                                   Shares    Value($)(a)
--------------------------------------------------------------------------------
International Business Machines Corp.                         10             775
Microsoft Corp.b                                              60           3,103
Symantec Corp.b                                               20             810
                                                                        --------
                                                                           7,196

Electronics - 2.2%
Analog Devices, Inc.b                                         24             573
Cisco Systems, Inc.b                                          84           1,100
Flextronics Internationalb                                    53             434
Maxim Integrated Products, Inc.                               18             595
                                                                        --------
                                                                           2,702

Energy & Utilities - 4.0%
Anadarko Petroleum Corp.                                      14             671
Baker Hughes, Inc.                                            22             708
BJ Services Co.b                                              30             969
Burlington Resources, Inc.                                     8             341
ConocoPhillips                                                 7             339
Devon Energy Corp.                                            15             689
EOG Resources, Inc.                                           31           1,237
                                                                        --------
                                                                           4,954

Entertainment - 1.0%
Viacom, Inc.b                                                 32           1,304

Financial - Diversified - 5.5%
Citigroup, Inc.                                               85           2,992
Fannie Mae                                                     8             515
FleetBoston Financial Corp.                                   34             826
Freddie Mac                                                    8             472
J.P. Morgan Chase & Co.                                       47           1,128
Wells Fargo & Co.                                             20             937
                                                                        --------
                                                                           6,870

Foods - 1.1%
PepsiCo, Inc.                                                 31           1,309

Health Care - 8.1%
AmerisourceBergen Corp.                                        7             380
Eli Lilly & Co.                                               20           1,270
Guidant Corp.b                                                16             494
HCA, Inc.                                                     16             664
Johnson & Johnson, Inc.                                       32           1,719
Medtronic, Inc.                                               22           1,003
Merck & Co., Inc.                                             18           1,019
Pfizer, Inc.                                                  88           2,691
St. Jude Medical, Inc.b                                       11             437
UnitedHealth Group, Inc.                                       6             501
                                                                        --------
                                                                          10,178

Insurance - 3.0%
ACE Ltd.                                                      16             469
American International Group, Inc.                            47           2,719
Willis Group Holdings Ltd.b                                   12             344
XL Capital Ltd.                                                3             232
                                                                        --------
                                                                           3,764

Investment Banking & Brokerage - 0.9%
Lehman Brothers Holdings, Inc.                                22           1,172

Manufacturing - 3.3%
3M Co.                                                        13           1,603
American Standard Cos., Inc.b                                  5             356
Eaton Corp.                                                   12             937
Illinois Tool Works, Inc.                                     18           1,167
                                                                        --------
                                                                           4,063

Personal Care - 1.3%
Avon Products, Inc.                                           12             646
Gillette Co.                                                  32             972
                                                                        --------
                                                                           1,618

Publishing - 1.3%
Gannett Co., Inc.                                             11             790
The Washington Post Co.                                        1             738
                                                                        --------
                                                                           1,528

Retail - 2.3%
Costco Wholesale Corp.b                                       24             673
Kohl's Corp.b                                                 10             560
Lowe's Cos., Inc.                                             20             750
Target Corp.                                                  28             840
                                                                        --------
                                                                           2,823

Services - 1.0%
Concord EFS, Inc.b                                            48             756
Fiserv, Inc.b                                                 15             509
                                                                        --------
                                                                           1,265

Telecommunications - 3.0%
BellSouth Corp.                                               25             647
Nokia Corp. (ADR)                                              9             140
QUALCOMM, Inc.b                                               10             364
SBC Communications, Inc.                                      42           1,139
Verizon Communications, Inc.                                  37           1,433
                                                                        --------
                                                                           3,723
                                                                        --------
Total Common Stocks                                                       61,155
Cost $62,128

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Balanced Fund (cont'd)

Security
  Rate, Maturity Date          Principal($)(a)    Value($)(a)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.3%

Federal National Mortgage Association - 17.1%
    1.88%, 12/15/04                                          6,000         6,013
    5.25%, 01/15/09                                         14,000        15,317
                                                                        --------
                                                                          21,330

Federal Farm Credit Bank - 4.2%
    5.10%, 11/24/03                                          5,000         5,171
                                                                        --------
Total U.S. Government Agency Obligations                                  26,501
Cost $ 26,241

U.S. TREASURY NOTES - 8.1%
    3.00%, 11/15/07                                          5,000         5,060
    4.00%, 11/15/12                                          5,000         5,071
                                                                        --------
Cost $10,040                                                              10,131

Total Investments - 78.6%                                                 97,787
Cost $98,409c

      Percentages indicated are based on net assets of $124,389.
a     Actual principal and value.
b     Non-income producing security.
c     Aggregate cost for federal income tax purposes is substantially the same.

Citizens Global Equity Fund

Security                                                  Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.7%

Apparel Manufacturers - 0.7%
Gucci Group NV                                             9,496             871

Automobile Manufacturing - 3.2%
Honda Motor Co. Ltd.                                      60,400           2,234
Volkswagen AG                                             42,000           1,521
                                                                        --------
                                                                           3,755

Banks - 3.7%
Northern Trust Corp.                                      51,900           1,819
Royal Bank of Scotland Group plc                         108,709           2,604
                                                                        --------
                                                                           4,423

Biotechnology - 3.8%
Amgen, Inc.a                                              17,000             822
Applied Biosystems Group                                  76,000           1,333
Celltech Group plca                                      200,072           1,111
Invitrogen Corp.a                                         40,600           1,270
                                                                        --------
                                                                           4,536

Broadcasting - 0.7%
Univision Communications, Inc.a                           35,800             877

Chemicals - 1.2%
Shin-Etsu Chemical Co.                                    45,400           1,488

Communications Equipment - 1.1%
Cisco Systems, Inc.a                                      81,000           1,062
Ericsson AB, B sharesa                                   379,200             265
                                                                        --------
                                                                           1,327

Computers - 8.0%
Automatic Data Processing, Inc.                           48,900           1,919
Dell Computer Corp.a                                      50,300           1,345
Intel Corp.                                               70,000           1,090
International Business Machines Corp.                     25,000           1,938
Microsoft Corp.a                                          62,500           3,231
                                                                        --------
                                                                           9,523

Construction - 1.2%
Grupo Dragados SA                                         82,649           1,405

Diversified Manufacturing - 4.0%
3M Co.                                                    15,000           1,850
Gentex Corp.a                                             29,000             918
Illinois Tool Works, Inc.                                 31,000           2,010
                                                                        --------
                                                                           4,778

Electrical Equipment - 3.8%
Analog Devices, Inc.a                                     30,000             716
Applied Materials, Inc.a                                  45,000             586
ASML Holding NVa                                          67,626             565
Emerson Electric Co.                                      38,300           1,948
Flextronics Internationala                                81,600             668
                                                                        --------
                                                                           4,483

Electronics - 2.1%
Sony Corp.                                                60,800           2,541

Energy & Utilities - 10.6%
Anadarko Petroleum Corp.                                  50,000           2,395
Encana Corp.                                              81,843           2,527
EOG Resources, Inc.                                       65,000           2,596
Noble Corp.a                                              50,000           1,758
Precision Drilling Corp.a                                 31,730           1,023
Scottish Power plc                                       308,672           1,801
Vestas Wind SystemsA/S                                    50,450             502
                                                                        --------
                                                                          12,602


16  See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Global Equity Fund (cont'd)

Security                                                 Shares        Value ($)
--------------------------------------------------------------------------------
Financial Services - 1.0%
American Express Co.                                     35,000            1,237

Financial - Diversified - 8.6%
Citigroup, Inc.                                          57,400            2,020
HSBC Holdings plc                                       187,883            2,077
Lloyds TSB Group plc                                    232,356            1,668
Mitsubishi Tokyo Financial Group, Inc.                      184            1,000
UBS AGa                                                  41,300            2,007
Wells Fargo & Co.                                        32,000            1,500
                                                                        --------
                                                                          10,272

Food & Beverages - 2.4%
The Coca-Cola Co.                                        35,200            1,542
PepsiCo, Inc.                                            30,000            1,267
                                                                        --------
                                                                           2,809

Health & Beauty Aids - 1.5%
L'Oreal SA                                               23,191            1,766

Health Care - 11.8%
AstraZeneca plc                                          40,719            1,455
GlaxoSmithKline plc                                     170,140            3,265
HCA, Inc.                                                34,000            1,411
Johnson & Johnson, Inc.                                  22,000            1,182
Medtronic, Inc.                                          40,000            1,824
Merck & Co., Inc.                                        20,200            1,144
Pfizer, Inc.                                             58,400            1,785
Sanofi-Synthelabo SA                                     32,285            1,974
                                                                        --------
                                                                          14,040

Insurance - 6.8%
Allianz AG                                                8,600              813
American International Group, Inc.                       35,000            2,025
AXA                                                      89,926            1,207
ING Groep NV                                             80,000            1,355
Marsh & McLennan Cos., Inc.                              58,200            2,689
                                                                        --------
                                                                           8,089

Office Equipment & Supplies - 3.8%
Avery Dennison Corp.                                     29,600            1,808
Canon, Inc.                                              71,000            2,674
                                                                        --------
                                                                           4,482

Personal Care - 2.3%
Gillette Co.                                             51,000            1,548
Kimberly-Clark Corp.                                     25,000            1,187
                                                                        --------
                                                                           2,735

Railroads - 1.0%
Norfolk Southern Corp.                                   60,000            1,199

Retail - 3.5%
Carrefour SA                                             35,794            1,594
Target Corp.                                             59,400            1,782
The TJX Cos., Inc.                                       40,000              781
                                                                        --------
                                                                           4,157

Services - 2.9%
Ecolab, Inc.                                             25,000            1,238
Sysco Corp.                                              32,200              959
WPP Group plc                                           169,128            1,292
                                                                        --------
                                                                           3,489

Telecommunications - 8.0%
Alltel Corp.                                             21,300            1,086
Nippon Telegraph & Telephone Corp.                          350            1,271
Nokia Oyj                                                76,500            1,216
NTT DoCoMo, Inc.                                            738            1,362
SBC Communications, Inc.                                 60,700            1,646
Telefonica SAa                                          114,444            1,024
Vodafone Group plc                                    1,084,939            1,979
                                                                        --------
                                                                           9,584
                                                                        --------
Total Common Stocks                                                      116,468
Cost: $142,438

PREFERRED STOCKS - 1.0%

Automobile Manufacturing - 1.0%

Porsche AG                                                2,926            1,216
Cost: $838

Security
  Rate, Maturity Date                                 Principal ($)    Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.5%
Fifth Third Bank, Inc.,
0.75%, 01/02/03
(collateralized by Federal National
Mortgage Association security)                              549              549
Cost: $549                                                              --------

Total Investments - 99.2%                                                118,233
Cost: $143,825b

      Percentages indicated are based on net assets of $119,137.
a     Non-income producing security.
b     Aggregate cost for federal income tax purposes is substantially the same.

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Global Equity Fund (cont'd)
--------------------------------------------------------------------------------

At December 31, 2002, the fund's open short forward currency contracts were as follows:

                                                             Contract
                               Delivery                       Amount
     Currency                    Date                    (Local Currency)
--------------------------------------------------------------------------------
       Euro                    01/03/03                  (euro)(497,163)

       Contract                 Current
        Value                    Value                    Unrealized
    (U.S. Dollar)            (U.S. Dollar)               Depreciation
--------------------------------------------------------------------------------
     $(510,587)               $(521,649)                   $(11,062)

The fund's portfolio holdings as of December 31, 2002, were distributed among the following countries:

                                         Percentage of Net Assets
                                   -----------------------------------
                                                Short Term
                                    Equity        & Other       Total
                                   -----------------------------------
Canada                               3.0%                        3.0%
Denmark                              0.4%                        0.4%
Finland                              1.0%                        1.0%
France                               5.5%                        5.5%
Germany                              3.0%                        3.0%
Japan                               10.6%                       10.6%
Netherlands                          2.3%                        2.3%
Singapore                            0.6%                        0.6%
Spain                                2.0%                        2.0%
Sweden                               0.2%                        0.2%
Switzerland                          1.7%                        1.7%
United Kingdom                      14.4%                       14.4%
United States                       54.0%          0.5%         54.5%
                                   -----------------------------------
                                    98.7%          0.5%         99.2%

Citizens International Growth Fund

Security                                                  Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%

Apparel Manufacturers - 3.8%
Gucci Group NV                                             1,065              98

Automobile Manufacturing - 4.1%
Honda Motor Co. Ltd.                                       2,900             107

Banks - 4.0%
Royal Bank of Scotland Group plc                           4,378             105

Biotechnology - 1.0%
Celltech Group plca                                        4,476              25

Communications Equipment - 0.4%
Ericsson AB, B sharesa                                    13,600              10

Construction - 4.8%
Grupo Dragados SA                                          7,348             125

Electrical Equipment - 3.5%
ASML Holding NVa                                           4,389              37
Celestica, Inc.a                                           2,414              34
Flextronics Internationala                                 2,600              21
                                                                           -----
                                                                              92

Electronics - 3.5%
Sony Corp.                                                 2,200              92

Energy & Utilities - 14.0%
Encana Corp.                                               5,394             167
Precision Drilling Corp.a                                  1,215              39
Scottish Power plc                                        19,516             114
Vestas Wind Systems A/S                                    4,100              41
                                                                           -----
                                                                             361

Financial - Diversified - 13.4%
HSBC Holdings plc                                          7,096              78
Lloyds TSB Group plc                                       7,396              53
Mitsubishi Tokyo Financial Group, Inc.                        13              71
National Australia Bank Ltd.                               3,800              68
UBS AGa                                                    1,590              77
                                                                           -----
                                                                             347


18  See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens International Growth Fund (cont'd)

Security                                                   Shares      Value ($)
--------------------------------------------------------------------------------
Food & Beverages - 2.0%
Nestle SA                                                    245              52

Health & Beauty Aids - 4.2%

L'Oreal SA                                                 1,434             109

Health Care - 9.7%

AstraZeneca plc                                              593              21
GlaxoSmithKline (ADR)                                      2,807             104
Novartis AG                                                  645              24
Sanofi-Synthelabo SA                                       1,694             104
                                                                           -----
                                                                             253

Insurance - 6.2%

Allianz AG                                                   400              38
AXA (ADR)                                                  5,743              78
ING Groep NV                                               2,685              45
                                                                           -----
                                                                             161

Office Equipment & Supplies - 4.4%

Canon, Inc. (ADR)                                          3,096             114

Retail - 4.2%

Carrefour SA                                               2,453             109

Services - 3.9%

WPP Group plc                                             13,112             100

Telecommunications - 11.4%

Nippon Telegraph & Telephone Corp.                            13              47
Nokia Oyj                                                  2,600              41
NTT DoCoMo, Inc.                                              28              52
Telecom Italia SpA                                         7,100              36
Telefonica SA (ADR)a                                       1,040              28
Telefonica SAa                                               961               9
Vodafone Airtouch plc (ADR)                                4,700              84
                                                                           -----
                                                                             297
                                                                           -----
Total Common Stocks                                                        2,557
Cost: $3,176

Security
  Rate, Maturity Date                                  Principal ($)   Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%
Fifth Third Bank, Inc.,
0.75%, 01/02/03
(collateralized by Federal Home Loan
Mortgage Corporation security)                                42              42
Cost: $42                                                                  -----

Total Investments - 100.1%                                                 2,599
Cost: $3,218b

      Percentages indicated are based on net assets of $2,597.
a     Non-income producing security.
b     Aggregate cost for federal income tax purposes is substantially the same.
ADR - American Depositary Receipt

The fund's portfolio holdings as of December 31, 2002, were distributed among the following countries:

                                              Percentage of Net Assets
                                        ----------------------------------
                                                     Short Term
                                          Equity      & Other        Total
                                        ----------------------------------
Australia                                  2.6%                       2.6%
Canada                                     9.2%                       9.2%
Denmark                                    1.6%                       1.6%
Finland                                    1.6%                       1.6%
France                                    15.4%                      15.4%
Germany                                    1.5%                       1.5%
Italy                                      1.4%                       1.4%
Japan                                     18.6%                      18.6%
Netherlands                                6.9%                       6.9%
Singapore                                  0.8%                       0.8%
Spain                                      6.2%                       6.2%
Sweden                                     0.4%                       0.4%
Switzerland                                5.9%                       5.9%
United Kingdom                            26.4%                      26.4%
United States                              0.0%        1.6%           1.6%
                                        ----------------------------------
                                          98.5%        1.6%         100.1%

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Income Fund

Security
  Rate, Maturity Date                                  Principal ($)   Value ($)
--------------------------------------------------------------------------------
CORPORATE BONDS - 65.1%
Airlines - 0.8%
Southwest Airlines Co.,
       6.50%, 03/01/12                                        500            522

Banks - 5.3%
Bank of America Corp.,
       3.90%, 01/15/08                                      1,500          1,522
FleetBoston Financial Corp.,
       4.20%, 11/30/07                                      1,000          1,006
Sovereign Bancorp, Inc.,
    10.50%, 11/15/06                                        1,000          1,112
                                                                        --------
                                                                           3,640

Broadcasting - 9.5%
Chancellor Media Corp.,
       8.75%, 06/15/07                                      1,000          1,044
       8.00%, 11/01/08                                        500            546
Comcast Corp.,
       6.40%, 01/30/06                                      1,500          1,569
Cox Communications, Inc.,
       6.75%, 03/15/11                                      1,000          1,076
       7.10%, 10/01/12                                      1,000          1,111
Univison Communications, Inc.,
       7.85%, 07/15/11                                      1,000          1,134
                                                                        --------
                                                                           6,480

Computers - 1.5%

International Business Machines Corp.,
       4.25%, 09/15/09                                      1,000          1,021

Consumer Finance - 3.2%

American Express Co.,
       5.50%, 09/12/06                                      2,000          2,160

Data Processing - Management - 1.6%

First Data Corp.,
       5.60%, 11/01/11                                      1,000          1,058

Energy & Utilities - 2.2%
Ocean Energy, Inc.,
       4.40%, 10/01/07                                      1,500          1,522

Financial - Diversified - 10.8%
American General Finance Corp.,
       5.40%, 10/01/12                                      1,000          1,022
CIT Group, Inc.,
       5.50%, 11/30/07                                      2,000          2,045
Citigroup, Inc.,
       6.50%, 01/18/11                                      1,000          1,122
Countrywide Financial Corp.,
       4.25%, 12/19/07                                      1,000          1,012
J.P. Morgan Chase & Co.,
       5.25%, 05/30/07                                      1,000          1,057
SLM Corp.,
       5.10%, 08/27/12                                      1,000          1,026
                                                                        --------
                                                                           7,284

Foods - 1.6%
PepsiAmericas, Inc.,
       5.95%, 02/15/06                                      1,000          1,080

Health Care - 3.1%
AmerisourceBergen Corp.,
       8.10%, 09/01/08                                      1,000          1,065
HCA, Inc.,
    7.10%, 06/01/06                                         1,000          1,060
                                                                        --------
                                                                           2,125
Home Building - 1.6%
Pulte Corp.,
       8.10%, 03/01/11                                      1,000          1,119

Insurance - 3.2%
Ace Ltd.,
       6.00%, 04/01/07                                      1,000          1,070
Anthem, Inc.,
       6.80%, 08/01/12                                      1,000          1,088
                                                                        --------
                                                                           2,158

Investment Banking & Brokerage - 6.2%
The Bear Stearns Co., Inc.,
       5.70%, 11/15/14                                      1,000          1,023
The Goldman Sachs Group, Inc.,
       6.60%, 01/15/12                                      1,000          1,105
       5.50%, 11/15/14                                      1,000          1,008
Lehman Bros. Holdings, Inc.,
       6.60%, 01/18/12                                      1,000          1,107
                                                                        --------
                                                                           4,243


20  See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Income Fund (cont'd)

Security
  Rate, Maturity Date                                  Principal ($)   Value ($)
--------------------------------------------------------------------------------
Real Estate - 3.3%
Property Trust of America,
       6.90%, 02/15/08                                         750           788
Weingarten Realty Investors,
       6.90%, 06/25/27                                       1,300         1,443
                                                                        --------
                                                                           2,231

Retail - 8.0%
The Gap, Inc.,
    10.55%, 12/15/08                                         1,000         1,090
Kroger Co.,
       6.80%, 04/01/11                                       1,000         1,096
       6.75%, 04/15/12                                       1,000         1,106
Target Corp.,
       5.50%, 04/01/07                                       1,000         1,080
Tricon Global Restaurants, Inc.,
       8.90%, 04/15/11                                       1,000         1,085
                                                                        --------
                                                                           5,457

Telecommunications - 3.2%
AT&T Wireless, Inc.,
       7.50%, 05/01/07                                       1,000         1,030
Verizon Global Funding Corp.,
       7.40%, 09/01/12                                       1,000         1,151
                                                                        --------
                                                                           2,181
                                                                        --------
Total Corporate Bonds                                                     44,281
Cost: $41,954

MUNICIPAL NOTES - 1.6%

Government of Quebec,                                        1,000         1,110
    6.10%, 01/22/11
Cost: $ 993

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.9%
Federal Home Loan Mortgage Corporation - 6.1%
    4.50%, 07/23/07                                          2,000         2,082
    4.00%, 10/29/07                                          2,000         2,060
                                                                        --------
                                                                           4,142

Federal National Mortgage Association - 14.9%
    0.80%, 01/02/03a                                         3,974         3,974
    6.50%, 08/01/31                                          4,000         4,167
    6.00%, 08/01/32                                          1,952         2,020
                                                                        --------
                                                                          10,161

Government National Mortgage Association - 8.9%
    6.00%, 04/15/31                                            201           209
    6.50%, 12/15/31                                          2,000         2,101
    6.50%, 06/15/32                                          3,567         3,746
                                                                        --------
                                                                           6,056
                                                                        --------
Total U.S. Government Agency Obligations                                  20,359
Cost: $ 20,102

U.S. TREASURY NOTES - 3.0%
    3.00%, 11/15/07                                          2,000         2,024
Cost: $2,015                                                            --------

Total Investments - 99.6%                                                 67,774
Cost: $65,064b

      Percentages indicated are based on net assets of $68,043.
a     Rate presented represents the effective yield at the time of purchase.
b     Aggregate cost for federal income tax purposes is substantially the same.

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Ultra Short Bond Fund

Security
  Rate, Maturity Date                                  Principal ($)   Value ($)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.1%

Bear Stearns Asset Backed Securities,
    5.49%, 06/25/32                                             150          153
Cost: $153

CORPORATE BONDS - 39.7%
Automotive Finance - 6.5%
Ford Credit Auto Owner Trust,
    7.09%, 11/17/03                                              91           92
Volkswagen Alt,
    2.36%, 12/20/05                                             150          151
                                                                          ------
                                                                             243

Banks - 3.0%
Bank of America Corp.,
    7.875%, 05/16/05                                            100          113

Financial - Diversified - 18.7%
American Express Co.,
    6.75%, 06/23/04                                             100          107
American General Finance,
    7.45%, 01/15/05                                              50           54
Citibank Credit Card Master Trust,
    6.65%, 11/15/06                                             150          163
Citicorp,
    7.625%, 05/01/05                                             50           56
Countrywide Capital,
    5.25%, 06/15/04                                             100          104
Goldman Sachs,
    7.25%, 10/01/05                                             100          111
International Lease Finance Corp.,
    5.50%, 06/07/04                                             100          103
                                                                          ------
                                                                             698

Pharmaceuticals - 2.8%
Pfizer Inc,
    3.625%, 11/01/04                                            100          103

Telecommunications - 8.7%
CBS Corp.,
    7.15%, 05/20/05                                             150          164
Chesapeake (Bell Atlantic Virginia),
    6.13%, 07/15/05                                             100          108
Pacific Bell,
    7.00%, 07/15/04                                              50           54
                                                                          ------
                                                                             326
                                                                          ------
Total Corporate Bonds                                                      1,483
Cost: $1,478

MUNICIPAL NOTES - 4.5%

Province of Ontario,
    7.00%, 08/04/05                                             150          167
Cost: $166

U.S. GOVERNMENT AGENCY OBLIGATIONS - 55.9%
Federal Home Loan Mortgage Corporation - 16.8%
    4.00%, 03/04/05                                              25           25
    2.50%, 06/30/05                                             100          100
    2.70%, 10/07/05                                             200          201
    4.20%, 11/07/05                                             100          102
    3.20%, 09/27/06                                             200          202
                                                                          ------
                                                                             630

Federal National Mortgage Association - 39.1%
    0.80%, 01/02/03a                                            800          800
    2.45%, 12/06/04                                             105          105
    3.04%, 10/04/05                                             200          201
    3.00%, 11/28/05                                             100          100
    2.88%, 12/02/05                                             100          101
    4.03%, 08/25/29                                             150          153
                                                                          ------
                                                                           1,460
                                                                          ------
Total U.S. Government Agency Obligations                                   2,090
Cost: $2,084                                                              ------

Total Investments -104.2%                                                  3,893
Cost: $3,881b

      Percentages indicated are based on net assets of $3,737.
a     Rate presented represents the effective yield at the time of purchase.
b     Aggregate cost for federal income tax purposes is substantially the same.


22  See Financial Notes

--------------------------------------------------------------------------------
Portfolio Holdings (unaudited)                     December 31, 2002 ($ x 1,000)
--------------------------------------------------------------------------------

Citizens Money Market Fund

Security
  Rate, Maturity Date                                  Principal ($)   Value ($)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 6.9%

Bank of Scotland,
    1.50%, 05/06/03                                         5,000          5,000
City National Bank of New Jersey,
    1.70%, 03/17/03a                                          100            100
Independence Federal Savings Bank,
    2.05%, 09/26/03a                                          100            100
Mercantile Safe Deposit and Trust,
    1.60%, 12/09/03                                         3,000          3,000
Self Help Credit Union,
    1.75%, 03/14/03a                                          100            100
                                                                         -------
Total Certificates of Deposit                                              8,300
Cost: $8,300

COMMERCIAL PAPER - 74.8%

American Express Corp.,
    1.69%, 03/13/03                                         5,022          5,005
American General Finance Corp.,
    1.62%, 01/17/03                                         5,000          4,996
Atlantis One Funding Corp.,
    1.67%, 03/25/03                                         5,341          5,320
Blue Ridge Asset,
    1.35%, 01/15/03                                         4,000          3,998
Citicorp,
    1.52%, 01/30/03                                         3,779          3,774
The Coca Cola Co.,
    1.28%, 01/07/03                                         4,577          4,576
Cooperative Association of Tractor Dealers,
    1.71%, 02/04/03                                         3,000          2,994
    1.37%, 02/07/03                                         3,000          2,996
    1.77%, 03/05/03                                         2,715          2,707
    1.40%, 03/12/03                                         2,000          1,995
Dow Jones & Co., Inc.,
    1.33%, 01/13/03                                         2,105          2,104
Galaxy Funding, Inc.,
    1.36%, 02/07/03                                         3,000          2,996
Galleon Capital Corp.,
    1.56%, 01/06/03                                         5,000          4,999
ING America Insurance,
    1.32%, 02/05/03                                         5,000          4,994
The Goldman Sachs Group, Inc.,
    1.71%, 02/10/03                                         2,424          2,419
J.P. Morgan Chase & Co.,
    1.76%, 01/24/03                                         4,638          4,633
Marshall & Ilsley Corp.,
    1.30%, 01/14/03                                           782            782

Marsh and McLennan Cos., Inc.,
    1.63%, 01/10/03                                         4,301          4,299
Metlife Funding, Inc.,
    1.50%, 01/10/03                                         1,187          1,187
    1.32%, 01/16/03                                         2,603          2,602
Pfizer, Inc.,
    1.28%, 01/23/03                                         4,000          3,997
Stellar Funding Group, Inc.,
    1.78%, 01/22/03                                         3,592          3,588
    1.55%, 07/25/03                                         2,024          2,006
UBS Finance Corp.,
    1.20%, 01/02/03                                         5,522          5,522
Volkswagen,
    1.33%, 01/13/03                                         2,079          2,078
    1.32%, 01/27/03                                         3,196          3,193
                                                                         -------
Total Commercial Paper                                                    89,760
Cost: $89,760

CORPORATE BONDS - 14.1%

The Bank of New York Co., Inc.,
    2.14%, 08/12/03b                                        3,000          3,000
The Bear Stearns Co.,
    1.42%, 03/21/03b                                        5,000          5,000
Merrill Lynch & Co.,
    1.42%, 03/05/03b                                        5,000          5,000
Pelican Capital LLC,
    1.70%, 04/01/28b                                          595            595
Redding Life Care LLC,
    1.50%, 10/01/05b                                        3,300          3,300
                                                                         -------
Total Corporate Bonds                                                     16,895
Cost: $16,895

MUNICIPAL NOTES - 2.9%

New York State Housing Finance Agency,
1.55%, 11/15/29b                                            3,500          3,500
Cost: $3,500                                                             -------


Total Investments - 98.7%                                                118,455
Cost: $118,455c

      Percentages indicated are based on net assets of $119,942.
a     Restricted from resale.
b Variable rate security. The rate presented represents the rate in effect at December 31, 2002.
c Represents cost and value for financial reporting and federal income tax purposes.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities         As of December 31, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                   Citizens          Citizens          Citizens        Citizens
                                                 Core Growth      Emerging Growth    Small Cap Core      Value
                                                     Fund              Fund           Growth Fund        Fund
-----------------------------------------------------------------------------------------------------------------
Assets
   Investments, at value                        $ 345,193,773     $ 159,742,449     $ 14,841,861     $ 15,559,290
   Cash                                                    --                --               --               --
   Foreign currency                                        --                --               --               --
   Receivables:
       Interest and dividends                         223,680            55,603            1,700           13,214
       Investments sold                                    --                --          300,911               --
       Tax reclaims                                        --                --               --               --
       Due from investment adviser                         --                --               --               --
   Deferred offering costs                                 --                --               --               --
   Prepaid expenses and other assets                   24,107            15,399            4,606            3,923
                                                  -----------       -----------       ----------       ----------
   Total assets                                   345,441,560       159,813,451       15,149,078       15,576,427

Liabilities
   Payables:
       Dividends to shareholders                           --                --               --               --
       Investments purchased                               --                --           74,880               --
       Investment management fees                     592,628           540,666           16,657           41,427
       Administrative fees                            118,525            62,488            5,634            5,534
       Shareholder service fees                       218,754            40,495            3,702            2,955
       Distribution expenses                          236,533           136,442           12,822           13,835
       Other accrued expenses                         165,306           211,145           28,384           34,693
   Unrealized depreciation on forward
       foreign currency contracts                          --                --               --               --
                                                  -----------       -----------       ----------       ----------
   Total liabilities                                1,331,746           991,236          142,079           98,444
-----------------------------------------------------------------------------------------------------------------
Net assets                                      $ 344,109,814     $ 158,822,215     $ 15,006,999     $ 15,477,983
-----------------------------------------------------------------------------------------------------------------

Net assets
Standard shares:
   Net assets                                   $ 272,537,534     $ 146,774,301     $ 15,006,999     $ 15,477,983
   Number of shares outstanding                    18,168,346        15,087,014        1,974,422        2,050,544
   Net asset value, offering and
       redemption price per share               $       15.00     $        9.73     $       7.60     $       7.55

Institutional shares:
   Net assets                                   $  69,488,366     $   5,235,192               --               --
   Number of shares outstanding                     5,654,190           527,167               --               --
   Net asset value, offering and
       redemption price per share               $       12.29     $        9.93               --               --

Administrative shares:
   Net assets                                   $   2,083,914     $   6,812,722               --               --
   Number of shares outstanding                       137,168           692,600               --               --
   Net asset value, offering and
       redemption price per share               $       15.19     $        9.84               --               --

Net assets consist of:
   Paid-in capital                              $ 460,151,489     $ 389,424,994     $ 19,997,525     $ 28,229,616
   Accumulated net investment income/loss            (286,917)       (1,243,895)         (87,477)         (77,058)
   Accumulated net realized gains/losses
       on investments and foreign currency
       transactions                              (140,751,268)     (224,352,140)      (4,685,907)     (11,353,803)
   Net unrealized appreciation/depreciation
       on investments and foreign currencies       24,996,510        (5,006,744)        (217,142)      (1,320,772)
-----------------------------------------------------------------------------------------------------------------
Net assets                                      $ 344,109,814     $ 158,822,215     $ 15,006,999     $ 15,477,983
-----------------------------------------------------------------------------------------------------------------

Investments, at cost                            $ 320,197,263     $ 164,749,193     $ 15,059,003     $ 16,880,062

 24  See Financial Notes

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
          Citizens       Citizens         Citizens        Citizens         Citizens         Citizens
          Balanced    Global Equity     International      Income         Ultra Short      Money Market
            Fund          Fund           Growth Fund        Fund           Bond Fund           Fund
-------------------------------------------------------------------------------------------------------
       $   97,787     $ 118,232,536     $ 2,598,954     $ 67,773,826     $ 3,892,702     $ 118,455,058
            1,205                --              --              376             510         1,784,428
             --             898,468           9,822               --              --                --

              423           117,073           1,644          815,598          23,568            66,417
               --           521,723              --               --              --                --
               --            93,874             781               --              --                --
            1,854                --              --               --           9,798                --
            9,073                --              --               --           7,417                --
           15,091            19,103             255            5,234          17,175            21,887
          -------       -----------       ---------       ----------       ---------       -----------
          125,433       119,882,777       2,611,456       68,595,034       3,951,170       120,327,790

               --                --              --          259,231           7,100            60,083
               --                --              --               --         200,000                --
               --           405,664             701          148,711              --           148,334
               11            45,256             999           24,659             363            42,381
                9            19,415             544            8,027              80            18,444
                7            95,647           2,212           56,903             780                --
            1,017           168,422           9,952           54,702           5,575           116,737

               --            11,062              --               --              --                --
          -------       -----------       ---------       ----------       ---------       -----------
            1,044           745,466          14,408          552,233         213,898           385,979
------------------------------------------------------------------------------------------------------
       $  124,389     $ 119,137,311     $ 2,597,048     $ 68,042,801     $ 3,737,272     $ 119,941,811
------------------------------------------------------------------------------------------------------
       $  124,389     $ 110,353,001     $ 2,597,048     $ 68,042,801     $ 3,737,272     $ 106,593,986
           12,495         8,649,706         442,172        6,858,482         372,572       106,665,942

       $     9.96     $       12.76     $      5.87     $       9.92     $     10.03     $        1.00


               --     $   6,781,252              --               --              --     $  13,347,825
               --           522,778              --               --              --        13,349,445

               --     $       12.97              --               --              --     $        1.00


               --     $   2,003,058              --               --              --                --
               --           155,818              --               --              --                --

               --     $       12.86              --               --              --                --


       $  125,000     $ 264,047,525     $ 3,762,326     $ 73,474,725     $ 3,718,840     $ 119,949,346
                9        (1,142,564)        (32,839)         (20,731)          6,968             1,548

                2      (118,278,216)       (513,691)      (8,120,635)           (241)           (9,083)

             (622)      (25,489,434)       (618,748)       2,709,442          11,705                --
------------------------------------------------------------------------------------------------------
       $  124,389     $ 119,137,311     $ 2,597,048     $ 68,042,801     $ 3,737,272     $ 119,941,811
------------------------------------------------------------------------------------------------------
       $   98,409     $ 143,825,063     $ 3,218,398     $ 65,064,384     $ 3,880,997     $ 118,455,058

---------------------------------------------------------------------------------------------------------
Statements of Operations                           For the six months ended December 31, 2002 (unaudited)
---------------------------------------------------------------------------------------------------------
                                              Citizens          Citizens         Citizens       Citizens
                                            Core Growth     Emerging Growth    Small Cap Core    Value
                                               Fund              Fund           Growth Fund      Fund
---------------------------------------------------------------------------------------------------------
Investment income
Interest                                   $     71,811     $     61,641     $     6,190     $     4,240
Dividends                                     1,846,343          382,375          19,829          87,487
                                           ------------     ------------     -----------     -----------
Total investment income                       1,918,154          444,016          26,019          91,727

Expenses
Investment management fees                      909,954          875,323          39,185          78,284
Administrative fees                             181,990           87,660           8,481           8,671
Distribution expenses:
    Standard shares                             360,516          203,477          19,592          21,677
    Administrative shares                         2,241            8,860              --              --
Shareholder service fees:
    Standard shares                             371,372           79,249           8,004           8,080
    Institutional shares                            677               92              --              --
    Administrative shares                            92              151              --              --
Transfer agent fees:
    Standard shares                             425,649          239,646          31,958          39,820
    Institutional shares                          2,047              282              --              --
    Administrative shares                           695              293              --              --
Accounting expenses                              73,140           36,215           5,027           5,119
Custody expenses                                  9,811            6,611           8,179           2,358
Offering costs                                       --               --              --              --
Registration expenses                             5,792           15,309           3,244           5,581
Trustee expenses                                 32,394           15,629           1,371           1,204
Other expenses                                  153,359          155,080           6,657           9,563
                                           ------------     ------------     -----------     -----------
Expenses before reimbursement or waiver       2,529,729        1,723,877         131,698         180,357
Reimbursement or waiver from adviser           (324,658)         (35,966)        (18,202)        (11,572)
                                           ------------     ------------     -----------     -----------
Net expenses                                  2,205,071        1,687,911         113,496         168,785
Net investment income/loss                 $   (286,917)    $ (1,243,895)    $   (87,477)    $   (77,058)
                                           ------------     ------------     -----------     -----------
Realized and unrealized gains/losses
    on investments and foreign
    currency transactions
Realized gains/losses on investments
    and foreign currency transactions      $(50,362,157)    $(44,270,769)    $(3,848,934)    $(9,965,459)
Change in unrealized appreciation/
    depreciation on investments and
       foreign currencies                     8,380,062        9,796,811         733,347       7,255,891
Net realized and unrealized
    gains/losses on investments and
       foreign currencies                   (41,982,095)     (34,473,958)     (3,115,587)     (2,709,568)
                                           ------------     ------------     -----------     -----------
Change in net assets
    from operations                        $(42,269,012)    $(35,717,853)    $(3,203,064)    $(2,786,626)
                                           ------------     ------------     -----------     -----------

1 For the period December 20, 2002 (commencement of operations) to December 31, 2002.
2 For the period November 21, 2002 (commencement of operations) to December 31, 2002.
3 Dividend income net of withholding taxes. For the six months ended December 31, 2002, withholding taxes for the Citizens Global Equity and International Growth Funds were $59,299 and $1,609, respectively.

26  See Financial Notes

------------------------------------------------------------------------------------------------------------
     Citizens            Citizens           Citizens          Citizens        Citizens           Citizens
     Balanced         Global Equity      International         Income        Ultra Short       Money Market
      Fund(1)             Fund            Growth Fund           Fund         Bond Fund(2)          Fund
------------------------------------------------------------------------------------------------------------
    $      45         $     13,909         $     586         $1,889,383        $  6,968         $1,172,405
           --              774,848(3)         17,934(3)              --              --                 --
           45              788,757            18,520          1,889,383           6,968          1,172,405
    ---------         ------------         ---------         ----------        --------         ----------

           16              628,692            14,612            223,036           1,092            226,624
           11               67,945             1,511             36,622             392             69,275

            7              145,001             3,479             85,783             780                 --
           --                2,490                --                 --              --                 --

            9               37,752             1,196             15,824              80             37,013
           --                  151                --                 --              --                368
           --                   92                --                 --              --                 --

          288              216,768             5,340             62,399           1,480            164,354
           --                  358                --                 --              --              1,207
           --                  912                --                 --              --                 --
          612               28,813             3,680             15,765           3,120             24,505
           99               12,220             5,650              4,508             560              5,980
          427                   --                --                 --           2,083                 --
          419                6,718             1,486              3,584           1,863             11,225
           --               11,279               234              6,047              80             11,576
           18               49,089             1,141             21,856             360             48,166
    ---------         ------------         ---------         ----------        --------         ----------
        1,906            1,208,280            38,329            475,424          11,890            600,293
       (1,870)                  --           (12,614)                --         (11,890)                --
    ---------         ------------         ---------         ----------        --------         ----------
           36            1,208,280            25,715            475,424              --            600,293

    $       9         $   (419,523)        $  (7,195)        $1,413,959        $  6,968         $  572,112
    ---------         ------------         ---------         ----------        --------         ----------


    $       2         $ (5,724,741)        $  (9,580)        $  578,256        $   (241)        $       --


         (622)          (8,860,245)         (402,299)         1,525,508          11,705                 --

    ---------         ------------         ---------         ----------        --------         ----------
         (620)         (14,584,986)         (411,879)         2,103,764          11,464                 --


    $    (611)        $(15,004,509)        $(419,074)        $3,517,723        $ 18,432         $  572,112
    ---------         ------------         ---------         ----------        --------         ----------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Citizens Core                    Citizens Emerging
                                                               Growth Fund                        Growth Fund
----------------------------------------------------------------------------------------------------------------------
                                                    For the six                        For the six
                                                    months ended       For the         months ended        For the
                                                      12/31/02        year ended         12/31/02         year ended
                                                    (unaudited)        06/30/02        (unaudited)         06/30/02
----------------------------------------------------------------------------------------------------------------------
Operations

Net investment income/loss                        $    (286,917)    $  (1,512,276)    $  (1,243,895)    $  (3,375,032)
Realized gain/(loss) on investments                 (50,362,157)      (39,059,766)      (44,270,769)      (65,722,098)
Change in unrealized appreciation/
    depreciation on investments                       8,380,062       (99,310,432)        9,796,811        (5,409,210)
                                                  -------------     -------------     -------------     -------------
Change in net assets from operations                (42,269,012)     (139,882,474)      (35,717,853)      (74,506,340)

Dividends to shareholders
From net realized gains on investments:
    Standard shares                                          --                --                --                --

Increase/decrease in net assets
    from capital transactions                       (27,583,233)      (44,810,423)      (11,143,287)      (32,743,870)

Change in net assets                              $ (69,852,245)    $(184,692,897)    $ (46,861,140)    $(107,250,210)
                                                  -------------     -------------     -------------     -------------

Net assets
---------------------------------------------------------------------------------------------------------------------
    Beginning of period                             413,962,059       598,654,956       205,683,355       312,933,565
    End of period                                 $ 344,109,814     $ 413,962,059     $ 158,822,215     $ 205,683,355
---------------------------------------------------------------------------------------------------------------------
    Accumulated net investment income/loss             (286,917)               --        (1,243,895)               --

---------------------------------------------------------------------------------------------------------------------
                                                            Citizens Global                Citizens International
                                                              Equity Fund                       Growth Fund
---------------------------------------------------------------------------------------------------------------------
                                                   For the six                       For the six
                                                   months ended       For the        months ended        For the
                                                    12/31/02         year ended        12/31/02         year ended
Operations                                         (unaudited)        06/30/02        (unaudited)        06/30/02
---------------------------------------------------------------------------------------------------------------------
Net investment income/loss                       $    (419,523)    $  (1,187,621)    $      (7,195)    $      (6,805)
Realized gain/loss on investments and foreign
    currency transactions                           (5,724,741)      (58,190,264)           (9,580)         (445,542)
Change in unrealized appreciation/
    depreciation on investments and foreign
    currencies                                      (8,860,245)        8,768,398          (402,299)         (148,631)
                                                 -------------     -------------     -------------     -------------
Change in net assets from operations               (15,004,509)      (50,609,487)         (419,074)         (600,978)

Dividends to shareholders
From net investment income

    Standard shares                                         --                --                --                --
    Institutional shares                                    --                --                --                --
                                                 -------------     -------------     -------------     -------------
Total Dividends                                             --                --                --                --
Increase/decrease in net assets from
    capital transactions                           (13,476,636)      (56,075,279)         (151,644)        2,131,472
Change in net assets                             $ (28,481,145)    $(106,684,766)    $    (570,718)    $   1,530,494
                                                 -------------     -------------     -------------     -------------
Net assets
---------------------------------------------------------------------------------------------------------------------
    Beginning of period                            147,618,456       254,303,222         3,167,766         1,637,272
    End of period                                $ 119,137,311     $ 147,618,456     $   2,597,048     $   3,167,766
---------------------------------------------------------------------------------------------------------------------
    Accumulated net investment income/loss          (1,142,564)         (723,041)          (32,839)          (25,644)

1     Commencement of operations


28  See Financial Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Citizens Small Cap                                         Citizens                  Citizens
        Core Growth Fund                                         Value Fund               Balanced Fund
----------------------------------------------------------------------------------------------------------
 For the six                          For the six        For the
 months ended         For the        months ended         period          For the         For the period
   12/31/02         year ended         12/31/02          06/01/02-       year ended    12/20/02(1) -12/31/02
 (unaudited)         06/30/02         (unaudited)        06/30/02         05/31/02         (unaudited)
----------------------------------------------------------------------------------------------------------
$     (87,477)    $    (156,548)    $     (77,058)    $     (25,121)    $    (201,215)    $           9
   (3,848,934)          815,380        (9,965,459)         (163,773)             (771)                2

      733,347)       (1,534,841)        7,255,891)       (3,403,915)       (6,143,982)             (622)
-------------     -------------     -------------     -------------     -------------     -------------
   (3,203,064)         (876,009)       (2,786,626)       (3,592,809)       (6,345,968)             (611)


           --                --                --                --        (2,126,224)               --


     (249,333)        3,832,696        (2,795,384)         (328,336)       19,075,057           125,000

$  (3,452,397)    $   2,956,687     $  (5,582,010)    $  (3,921,145)    $  10,602,865     $     124,389
-------------     -------------     -------------     -------------     -------------     -------------


----------------------------------------------------------------------------------------------------------
   18,459,396        15,502,709        21,059,993        24,981,138        14,378,273                --
$  15,006,999     $  18,459,396     $  15,477,983)    $  21,059,993     $  24,981,138     $     124,389
----------------------------------------------------------------------------------------------------------
      (87,477)               --           (77,058)               --                --                 9


-------------------------------------------------------------------------------------
            Citizens               Citizens Ultra              Citizens Money
           Income Fund             Short Bond Fund              Market Fund
-------------------------------------------------------------------------------------
 For the six                                           For the six
 months ended        For the        For the period     months ended        For the
   12/31/02         year ended    11/21/02(1)-12/31/02   12/31/02         year ended
 (unaudited)         06/30/02        (unaudited)       (unaudited)         06/30/02
-------------------------------------------------------------------------------------
$   1,413,959     $   4,289,896     $       6,968     $     572,112     $   2,637,823

      578,256        (7,467,992)             (241)               --                --

    1,525,508         2,469,102            11,705                --                --
-------------     -------------     -------------     -------------     -------------
    3,517,723          (708,994)           18,432           572,112         2,637,823



   (1,431,137)       (4,272,706)           (7,100)         (478,764)       (2,026,320)
           --                --                --           (91,800)         (602,601)
-------------     -------------     -------------     -------------     -------------
   (1,431,137)       (4,272,706)           (7,100)         (570,564)       (2,628,921)

   (1,531,812)          830,365         3,725,940       (10,869,910)      (13,884,963)

$     554,774     $  (4,151,335)    $   3,737,272)    $ (10,868,362)    $ (13,876,061)
-------------     -------------     -------------     -------------     -------------


-------------------------------------------------------------------------------------
   67,488,027        71,639,362                --       130,810,173       144,686,234
$  68,042,801     $  67,488,027     $   3,737,272     $ 119,941,811     $ 130,810,173
-------------------------------------------------------------------------------------
      (20,731)           (3,553)            6,968             1,548                --

--------------------------------------------------------------------------------
Financial Highlights                                   Citizens Core Growth Fund
--------------------------------------------------------------------------------

Standard shares                         Six months         Year           Year         Year            Year           Year
                                       ended 12/31/02     ended          ended         ended           ended          ended
Selected per share data                 (unaudited)      06/30/02       06/30/01      06/30/00        06/30/99       06/30/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $   16.73      $   22.12      $   32.59      $   30.52      $   23.46      $   18.04
Income/loss from investment
operations:
    Net investment loss                      (0.02)         (0.09)         (0.16)         (0.22)         (0.15)         (0.07)
    Net realized and unrealized
       gains/losses on
       investments                           (1.71)         (5.30)         (9.01)          4.08           7.52           6.44
                                         -------------------------------------------------------------------------------------
Total from investment
operations                                   (1.73)         (5.39)         (9.17)          3.86           7.37           6.37
Less dividends to shareholders:
    From net realized gains                     --             --          (1.30)         (1.79)         (0.31)         (0.95)
                                         -------------------------------------------------------------------------------------
Net asset value, end of period           $   15.00      $   16.73      $   22.12      $   32.59      $   30.52      $   23.46
                                         -------------------------------------------------------------------------------------
Total return (%)                            (10.34)(1)     (24.37)        (28.42)         12.82          31.58          36.50

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $ 272,538      $ 326,793      $ 472,779      $ 699,399      $ 578,286      $ 341,395
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         1.35(2)        1.34           1.34           1.49           1.58           1.59
Ratio of net investment loss
    to average net assets (%)                (0.29)(2)      (0.43)         (0.62)         (0.75)         (0.68)         (0.39)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         1.55(2)        1.44           1.42           1.52           1.58           1.59
Portfolio turnover rate (%)                  79.40          76.40          44.95          20.04          18.04          13.64
------------------------------------------------------------------------------------------------------------------------------

1 Not annualized. 2 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                   Citizens Core Growth Fund
--------------------------------------------------------------------------------

Institutional shares                      Six months       Year          Year          Year            Year          Year
                                        ended 12/31/02    ended          ended         ended           ended         ended
Selected per share data                  (unaudited)     06/30/02       06/30/01      06/30/00        06/30/99      06/30/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $   13.66      $   17.94      $   26.59      $   25.02      $   19.13      $   14.84
Income/loss from investment
operations:
    Net investment income                     0.02           0.04           0.01             --           0.01           0.11
    Net realized and
    unrealized
       gains/losses on
       investments                           (1.39)         (4.32)         (7.36)          3.36           6.19           5.21
                                         -------------------------------------------------------------------------------------
Total from investment
operations                                   (1.37)         (4.28)         (7.35)          3.36           6.20           5.32
Less dividends to
shareholders:
    From net investment income                  --             --             --             --             --          (0.08)
    From net realized gains                     --             --          (1.30)         (1.79)         (0.31)         (0.95)
                                         -------------------------------------------------------------------------------------
Total dividends                                 --             --          (1.30)         (1.79)         (0.31)         (1.03)
                                         -------------------------------------------------------------------------------------
Net asset value, end of period           $   12.29      $   13.66      $   17.94      $   26.59      $   25.02      $   19.13
                                         -------------------------------------------------------------------------------------
Total return (%)                            (10.03)(1)     (23.86)        (27.98)         13.67          32.62          37.38

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period
    ($ x 1,000)                          $  69,488      $  85,140      $ 123,912      $ 180,779      $  98,705      $  31,673
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         0.69(2)        0.68           0.68           0.74           0.83           0.88
Ratio of net investment income
    to average net assets (%)                 0.36(2)        0.23           0.04           0.00           0.05           0.28
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         0.76(2)        0.73           0.74           0.74           0.83           0.88
Portfolio turnover rate (%)                  79.40          76.40          44.95          20.04          18.04          13.64
------------------------------------------------------------------------------------------------------------------------------

1 Not annualized. 2 Annualized.


30  See Financial Notes

--------------------------------------------------------------------------------
Financial Highlights                                   Citizens Core Growth Fund
--------------------------------------------------------------------------------

Administrative shares                     Six months      Year          Year           From
                                        ended 12/31/02    ended         ended        02/04/00(1) -
Selected per share data                  (unaudited)     06/30/02      06/30/01      06/30/00
-------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $   16.91      $   22.27     $   32.66     $   32.09
Income/loss from investment
operations:
    Net investment income/loss                0.01          (0.01)        (0.03)(2)     (0.01)
    Net realized and unrealized
       gains/losses on
       investments                           (1.73)         (5.35)        (9.06)         0.58
                                         --------------------------------------------------------
Total from investment operations             (1.72)         (5.36)        (9.09)         0.57
Less dividends to shareholders:
    From net realized gains                     --             --         (1.30)           --
                                         --------------------------------------------------------
Net asset value, end of period           $   15.19      $   16.91     $   22.27     $   32.66
                                         --------------------------------------------------------
Total return (%)                            (10.17)(3)     (24.07)       (28.11)         1.78(3)

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $   2,084      $   2,029     $   1,964     $      21
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         0.96(4)        0.94          0.94          0.99(4)
Ratio of net investment income/
    loss to average net assets
    (%)                                       0.09(4)       (0.05)        (0.14)        (0.27)(4)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         1.09(4)        1.01          5.63        101.59(4)
Portfolio turnover rate (%)                  79.40          76.40         44.95         20.04
-------------------------------------------------------------------------------------------------

1 Commencement of operations. 2 Based on average shares outstanding. 3 Not annualized. 4 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                               Citizens Emerging Growth Fund
--------------------------------------------------------------------------------

Standard shares                          Six months       Year         Year          Year          Year         Year
                                       ended 12/31/02    ended         ended         ended         ended        ended
Selected per share data                 (unaudited)     06/30/02      06/30/01      06/30/00      06/30/99     06/30/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $   11.82     $   15.79     $   33.48     $   21.76     $   17.55     $   14.14
Income/loss from investment
operations:
    Net investment loss                      (0.08)        (0.20)        (0.21)        (0.30)(1)     (0.19)        (0.20)
    Net realized and
    unrealized gains/
       losses on investments                 (2.01)        (3.77)       (11.41)        16.58          6.19          4.61
                                         -------------------------------------------------------------------------------
Total from investment
operations                                   (2.09)        (3.97)       (11.62)        16.28          6.00          4.41
Less dividends to shareholders:
    From net realized gains                     --            --         (6.07)        (4.56)        (1.79)        (1.00)
                                         -------------------------------------------------------------------------------
Net asset value, end of period           $    9.73     $   11.82     $   15.79     $   33.48     $   21.76     $   17.55
                                         -------------------------------------------------------------------------------
Total return (%)                            (17.68)(2)    (25.14)       (37.52)        82.19         36.04         33.05

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $ 146,774     $ 190,812     $ 283,760     $ 386,670     $ 136,137     $  87,892
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         1.97(3)       1.80          1.68          1.69          1.82          1.96
Ratio of net investment loss
    to average net assets (%)                (1.46)(3)     (1.39)        (1.09)        (1.09)        (1.20)        (1.37)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         2.01(3)       1.86          1.75          1.75          1.83          1.96
Portfolio turnover rate (%)                 196.73        202.57        136.63        159.95        208.49        245.30
------------------------------------------------------------------------------------------------------------------------

1 Based on average shares outstanding. 2 Not annualized. 3 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                               Citizens Emerging Growth Fund
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Institutional shares                     Six months       Year         Year          From
                                       ended 12/31/02    ended         ended       11/01/99(1)-
Selected per share data                 (unaudited)     06/30/02      06/30/01     06/30/00
-----------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $   12.02     $   15.96     $   33.61     $   25.67
Income/loss from investment
operations:
    Net investment loss                      (0.04)        (0.11)(2)     (0.12)        (0.11)
    Net realized and
    unrealized gains/
       losses on investments                 (2.05)        (3.83)       (11.46)        12.61
                                         ------------------------------------------------------
Total from investment operations             (2.09)        (3.94)       (11.58)        12.50
Less dividends to shareholders:
    From net realized gains                     --            --         (6.07)        (4.56)
Net asset value, end of period           $    9.93     $   12.02     $   15.96     $   33.61
                                         ------------------------------------------------------
Total return (%)                            (17.39)(3)    (24.69)       (37.21)        55.02(3)

Ratios and supplemental data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $   5,235     $   6,428     $  19,676     $  16,284
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         1.24(4)       1.20          1.30          1.24(4)
Ratio of net investment loss
    to average net assets (%)                (0.73)(4)     (0.78)        (0.69)        (0.61)(4)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         1.28(4)       1.26          1.36          1.31(4)
Portfolio turnover rate (%)                 196.73        202.57        136.63        159.95
-----------------------------------------------------------------------------------------------

1 Commencement of operations. 2 Based on average shares outstanding. 3 Not annualized. 4 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                               Citizens Emerging Growth Fund
--------------------------------------------------------------------------------

Administrative shares                   Six months       Year          Year           From
                                       ended 12/31/02   ended          ended        02/04/00(1) -
Selected per share data                 (unaudited)    06/30/02       06/30/01      06/30/00
-----------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $   11.92     $   15.87     $   33.57     $   28.70
Income/loss from investment
operations:
    Net investment loss                      (0.05)        (0.13)        (0.17)(2)     (0.10)(2)
    Net realized and
    unrealized gains/
       losses on investments                 (2.03)        (3.82)       (11.46)         4.97
                                         ------------------------------------------------------
Total from investment operations             (2.08)        (3.95)       (11.63)         4.87
Less dividends to shareholders:
    From net realized gains                     --            --         (6.07)           --
                                         ------------------------------------------------------
    Net asset value, end of
    period                               $    9.84     $   11.92     $   15.87     $   33.57
                                         ------------------------------------------------------
Total return (%)                            (17.45)(3)    (24.89)       (37.43)        16.97(3)

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $   6,813     $   8,444     $   9,497     $       8
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         1.51(4)       1.47          1.55          1.55(4)
Ratio of net investment
    loss to average net assets (%)           (1.01)(4)     (1.07)        (0.96)        (0.90)(4)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         1.56(4)       1.53          2.06        158.14(4)
Portfolio turnover rate (%)                 196.73        202.57        136.63        159.95
-----------------------------------------------------------------------------------------------

1 Commencement of operations. 2 Based on average shares outstanding. 3 Not annualized. 4 Annualized.


32  See Financial Notes

--------------------------------------------------------------------------------
Financial Highlights                         Citizens Small Cap Core Growth Fund
--------------------------------------------------------------------------------

Standard shares                             Six months     Year        Year          From
                                          ended 12/31/02   ended       ended       12/28/99(1) -
Selected per share data                    (unaudited)    06/30/02    06/30/01     06/30/00
----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   9.18     $   9.52     $  11.23     $  10.00
Income/loss from investment operations:
    Net investment loss                        (0.05)       (0.08)       (0.05)          --
    Net realized and
    unrealized gains/
       losses on investments                   (1.53)       (0.26)       (1.64)        1.23
                                         ------------------------------------------------------
Total from investment operations               (1.58)       (0.34)       (1.69)        1.23
Less dividends to shareholders:
    From net realized gains                       --           --        (0.02)          --
                                         ------------------------------------------------------
Net asset value, end of period              $   7.60     $   9.18     $   9.52     $  11.23
                                         ------------------------------------------------------
Total return (%)                              (17.21)(2)    (3.57)      (15.08)       12.30(2)

Ratios and supplemental data
----------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)       $ 15,007     $ 18,459     $ 15,503     $  8,397
Ratio of expenses to average net assets,
    net of reimbursement (%)                    1.45(3)      1.34         1.34         1.49(3)
Ratio of net investment income/
    loss to average net assets (%)             (1.12)(3)    (0.93)       (0.57)        0.00(3)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                           1.68(3)      1.40         3.20         5.98(3)
Portfolio turnover rate (%)                   208.91       294.26       146.62        20.16
----------------------------------------------------------------------------------------------

1 Commencement of operations. 2 Not annualized. 3 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                         Citizens Value Fund
--------------------------------------------------------------------------------

Standard shares                            Six months
                                              ended       From        Year         Year         Year         Year         Year
                                            12/31/02    06/01/02-     ended        ended        ended        ended        ended
Selected per share data                    (unaudited)  06/30/02     05/31/02     05/31/01     05/31/00     05/31/99     05/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.74     $  10.21     $  15.29     $  14.58     $  14.03     $  12.98     $  12.23
Income loss from investment operations:
    Net investment loss                       (0.06)       (0.01)       (0.08)       (0.07)       (0.08)       (0.08)       (0.06)
    Net realized and unrealized
       gains/losses from
       investments                            (1.13)       (1.46)       (3.57)        2.70         2.05         1.95         2.36
                                           ---------------------------------------------------------------------------------------
Total from investment operations              (1.19)       (1.47)       (3.65)        2.63         1.97         1.87         2.30
Less dividends to shareholders:
    From net realized gains                      --           --        (1.43)       (1.92)       (1.42)       (0.82)       (1.55)
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period             $   7.55     $   8.74     $  10.21     $  15.29     $  14.58     $  14.03     $  12.98
                                           ---------------------------------------------------------------------------------------
Total return (%)                             (13.62)(1)   (14.40)(1)   (25.58)       20.71        14.36        15.43        20.56

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $ 15,478     $ 21,060     $ 24,981     $ 14,378     $  8,726     $  4,611     $  3,123
Ratio of expenses to average net
    assets, net of reimbursement (%)           1.95(2)      1.95(2)      1.95         1.95         1.95         1.95         1.95
Ratio of net investment income/
    loss to average net assets (%)            (0.89)(2)    (1.33)(2)    (1.04)       (0.65)       (0.68)       (0.79)       (0.61)
Ratio of expenses to average net
    assets prior to reimbursement (%)          2.08(2)      2.05(2)      2.54         4.63         7.11        10.32        12.30
Portfolio turnover rate (%)                   58.08         5.87        34.77        62.55        72.32        73.70        39.00
----------------------------------------------------------------------------------------------------------------------------------

1 Not annualized. 2 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                      Citizens Balanced Fund
--------------------------------------------------------------------------------

Standard shares                                                     From
                                                           12/20/02(1) -12/31/02
Selected per share data                                          (unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00
Income from investment
operations:
    Net investment income                                             0.00(2)
    Net realized and
    unrealized loss on
    investments                                                      (0.04)
                                                                  --------
Total from investment operations                                     (0.04)
Less dividends to shareholders:
    From net investment income                                          --
                                                                  --------
Net asset value, end of period                                    $   9.96
                                                                  --------
Total return (%)                                                     (0.40)(3)

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                             $    124
Ratio of expenses to average
net assets, net of
reimbursement (%)                                                     1.30(4)
Ratio of net investment income
to average net assets (%)                                             0.33(4)
Ratio of expenses to average
net assets prior to
reimbursement (%)                                                    68.80(4)
Portfolio turnover rate (%)                                           0.00
--------------------------------------------------------------------------------

1 Commencement of operations. 2 Less than $0.005 per share. 3 Not annualized. 4 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                 Citizens Global Equity Fund
--------------------------------------------------------------------------------

Standard shares                              Six months     Year          Year          Year          Year         Year
                                           ended 12/31/02   ended         ended         ended         ended        ended
Selected per share data                     (unaudited)    06/30/02      06/30/01      06/30/00      06/30/99     06/30/98
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   14.22     $   18.31     $   29.99     $   20.22     $   16.95     $   14.47
Income/loss from investment operations:
Net investment loss                             (0.05)        (0.11)(1)     (0.16)        (0.22)(1)     (0.12)        (0.20)
Redemption fee                                   0.01          0.01            --            --            --            --
Net realized and unrealized gains/losses
    on investments and foreign
    currencies                                  (1.42)        (3.99)        (9.61)        10.94          3.86          3.24
                                            --------------------------------------------------------------------------------
Total from investment operations                (1.46)        (4.09)        (9.77)        10.72          3.74          3.04
Less dividends to shareholders:
    From net realized gains                        --            --         (1.91)        (0.95)        (0.47)        (0.56)
                                            --------------------------------------------------------------------------------
Net asset value, end of period              $   12.76     $   14.22     $   18.31     $   29.99     $   20.22     $   16.95
                                            --------------------------------------------------------------------------------
Total return (%)                               (10.27)(2)    (22.34)       (33.69)        53.27         22.34         21.75

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)       $ 110,353     $ 135,881     $ 236,080     $ 354,818     $  90,549     $  49,045
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                            1.97(3)       1.84          1.82          1.82          1.96          2.20
Ratio of net investment loss
    to average net assets (%)                   (0.72)(3)     (0.66)        (0.71)        (0.79)        (0.88)        (0.76)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                            1.97(3)       1.84          1.82          1.83          1.96          2.20
Portfolio turnover rate (%)                     14.98        132.82        151.95        120.69         64.07         72.33
----------------------------------------------------------------------------------------------------------------------------

1 Based on average shares outstanding. 2 Not annualized. 3 Annualized.


34  See Financial Notes

--------------------------------------------------------------------------------
Financial Highlights                                 Citizens Global Equity Fund
--------------------------------------------------------------------------------

Institutional shares                        Six months           Year            Year            From
                                           ended 12/31/02       ended            ended         11/01/991 -
Selected per share data                     (unaudited)        06/30/02         06/30/01       06/30/00
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $      14.40     $      18.46     $      30.08     $      23.45
Income/loss from investment operations:
    Net investment loss                            0.00(2)(3)      (0.01)(2)        (0.05)(2)        (0.05)(2)
    Redemption fee                                 0.01             0.01               --               --
    Net realized and
    unrealized gains/
       losses on investments
       and foreign currencies                     (1.44)           (4.06)           (9.66)            7.63
                                           ----------------------------------------------------------------
Total from investment operations                  (1.43)           (4.06)           (9.71)            7.58
Less dividends to shareholders:
    From net realized gains                          --               --            (1.91)           (0.95)
                                           ----------------------------------------------------------------
Net asset value, end of period             $      12.97     $      14.40     $      18.46     $      30.08
                                           ----------------------------------------------------------------
Total return (%)                                  (9.93)(4)       (21.99)          (33.35)           32.55(4)

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $      6,781     $      9,531     $     16,475     $     12,544
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                              1.30(5)          1.27             1.39             1.39(5)
Ratio of net investment
    loss to average net assets (%)                (0.02)(5)        (0.05)           (0.23)           (0.25)(5)
Ratio of expenses to average net
    assets, prior to
    reimbursement (%)                              1.30(5)          1.27             1.42             1.43(5)
Portfolio turnover rate (%)                       14.98           132.82           151.95           120.69
-----------------------------------------------------------------------------------------------------------

1 Commencement of operations. 2 Based on average shares outstanding. 3 Less than $0.005 per share. 4 Not annualized. 5 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                 Citizens Global Equity Fund
--------------------------------------------------------------------------------

Administrative shares                       Six months         Year             Year              From
                                          ended 12/31/02       ended            ended           02/04/001 -
Selected per share data                    (unaudited)        06/30/02         06/30/01         06/30/00
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $      14.30     $      18.38     $      30.02     $      33.45
Income/loss from investment operations:
    Net investment loss                           (0.02)(2)        (0.06)(2)        (0.11)(2)         (0.06)
    Redemption fee                                 0.01             0.01               --               --
    Net realized and
    unrealized losses
       on investments and
       foreign currencies                         (1.43)           (4.03)           (9.62)           (3.37)
                                           ----------------------------------------------------------------
Total from investment operations                  (1.44)           (4.08)           (9.73)           (3.43)
Less dividends to shareholders:
    From net realized gains                          --               --            (1.91)              --
Net asset value, end of period             $      12.86     $      14.30     $      18.38     $      30.02
                                           ----------------------------------------------------------------
Total return (%)                                 (10.07)(3)       (22.20)          (33.52)          (10.25)(3)

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $      2,003     $      2,207     $      1,748     $          1
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                             1.63(4)           1.64             1.68             1.68(4)
Ratio of net investment loss
    to average net assets (%)                    (0.38)(4)         (0.39)           (0.48)           (0.48)(4)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                              1.63(4)          1.64             3.18           296.20(4)
Portfolio turnover rate (%)                       14.98           132.82           151.95           120.69
-----------------------------------------------------------------------------------------------------------

1 Commencement of operations. 2 Based on average shares outstanding. 3 Not annualized. 4 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                          Citizens International Growth Fund
--------------------------------------------------------------------------------

Standard shares                         Six months
                                           ended        Year         From
                                         12/31/02      ended       12/20/001-
Selected per share data                 (unaudited)   06/30/02     06/30/01
--------------------------------------------------------------------------------
Net asset value, beginning of period     $   6.73     $   8.22     $  10.00
Income/loss from investment
operations:
    Net investment income/loss              (0.03)       (0.02)(2)     0.04(2)
    Redemption fee                             --         0.02           --
    Net realized and
    unrealized losses
       on investments and
       foreign currencies                   (0.83)       (1.49)       (1.82)
                                         ---------------------------------------
Total from investment operations            (0.86)       (1.49)       (1.78)
                                         ---------------------------------------
Net asset value, end of period           $   5.87     $   6.73     $   8.22
                                         ---------------------------------------
Total return (%)                           (12.78)(3)   (18.13)      (17.80)(3)

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $  2,597     $  3,168     $  1,637
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                        1.85(4)      1.85         1.85(4)
Ratio of net investment income/
    loss to average net assets (%)          (0.52)(4)    (0.23)        0.86(4)
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                        2.76(4)      3.06        17.47(4)
Portfolio turnover rate (%)                 10.61       158.84        39.88
--------------------------------------------------------------------------------

1 Commencement of operations. 2 Based on average shares outstanding. 3 Not annualized. 4 Annualized.


36  See Financial Notes

--------------------------------------------------------------------------------
Financial Highlights                                        Citizens Income Fund
--------------------------------------------------------------------------------

Standard shares                            Six months    Year         Year         Year         Year         Year
                                         ended 12/31/02  ended        ended        ended        ended        ended
Selected per share data                   (unaudited)   06/30/02     06/30/01     06/30/00     06/30/99     06/30/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   9.62     $  10.28     $  10.20     $  10.51     $  11.03     $  10.56
Income/loss from investment operations:
    Net investment income                      0.20         0.58         0.68         0.65         0.59         0.60
    Net realized and unrealized
       gains/losses on
       investments                             0.30        (0.66)        0.10        (0.32)       (0.50)        0.49
                                           -------------------------------------------------------------------------
Total from investment operations               0.50        (0.08)        0.78         0.33         0.09         1.09
Less dividends to shareholders:
    From net investment income                (0.20)       (0.58)       (0.70)       (0.63)       (0.59)       (0.60)
    From net realized gains                      --           --         0.00(1)     (0.01)       (0.02)       (0.02)
                                           -------------------------------------------------------------------------
Total dividends                               (0.20)       (0.58)       (0.70)       (0.64)       (0.61)       (0.62)
                                           -------------------------------------------------------------------------
Net asset value, end of period             $   9.92     $   9.62     $  10.28     $  10.20     $  10.51     $  11.03
                                           -------------------------------------------------------------------------
Total return (%)                               5.31(2)     (0.87)        7.87         3.35         0.78        10.49

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $ 68,043     $ 67,488     $ 71,639     $ 61,836     $ 62,837     $ 51,366
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                          1.39(3)      1.38         1.40         1.45         1.45         1.74
Ratio of net investment income
    to average net assets (%)                  4.12(3)      5.77         6.55         6.34         5.50         5.55
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                          1.39(3)      1.38         1.48         1.47         1.49         1.86
Portfolio turnover rate (%)                  110.13        54.05        60.53        52.96        44.07        80.14
--------------------------------------------------------------------------------------------------------------------

1 Less than $0.005 per share. 2 Not annualized. 3 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                              Citizens Ultra Short Bond Fund
--------------------------------------------------------------------------------

Standard shares                                                      From
                                                            11/21/02(1)-12/31/02
Selected per share data                                           (unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.00
Income from investment operations:
    Net investment income                                              0.02
    Net realized and
    unrealized gains on
    investments                                                        0.03
                                                                   --------
Total from investment operations                                       0.05
Less dividends to shareholders:
    From net investment income                                        (0.02)
                                                                   --------
Net asset value, end of period                                     $  10.03
                                                                   --------
Total return (%)                                                       0.53(2)

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                              $  3,737
Ratio of expenses to average
net assets, net of reimbursement (%)                                   0.00
Ratio of net investment income to average net assets (%)               2.22(3)
Ratio of expenses to average net assets prior to reimbursement (%)     3.78(3)
Portfolio turnover rate (%)                                            0.00
--------------------------------------------------------------------------------

1 Commencement of operations. 2 Not annualized. 3 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                  Citizens Money Market Fund
--------------------------------------------------------------------------------

Standard shares                         Six months
                                           ended         Year          Year          Year         Year          Year
                                         12/31/02        ended         ended         ended        ended         ended
Selected per share data                 (unaudited)     06/30/02      06/30/01      06/30/00     06/30/99      06/30/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
Income from investment operations:
    Net investment income                     0.00(1)       0.02          0.05          0.05          0.04          0.05
Less dividends to shareholders:
    From net investment income               (0.00)(1)     (0.02)        (0.05)        (0.05)        (0.04)        (0.05)
                                         -------------------------------------------------------------------------------
Net asset value, end of period           $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                         -------------------------------------------------------------------------------
Total return (%)                              0.42(2)       1.71          5.23          4.67          4.07          4.54

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $ 106,594     $ 114,271     $ 117,211     $ 112,700     $ 105,740     $ 103,597
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         0.97(3)       0.92          0.89          1.17          1.19          1.21
Ratio of net investment income
    to average net assets (%)                 0.84(3)       1.72          5.08          4.59          4.00          4.46
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         0.97(3)       0.92          0.89          1.18          1.24          1.23
------------------------------------------------------------------------------------------------------------------------

1 Less than $.005 per share. 2 Not annualized. 3 Annualized.

--------------------------------------------------------------------------------
Financial Highlights                                  Citizens Money Market Fund
--------------------------------------------------------------------------------

Institutional shares

                                         Six months       Year         Year           Year         Year          Year
                                       ended 12/31/02     ended        ended          ended        ended         ended
Selected per share data                  (unaudited)    06/30/02      06/30/01      06/30/00      06/30/99      06/30/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
Income from investment operations:
    Net investment income                     0.01          0.02          0.05          0.05          0.05          0.05
Less dividends to shareholders:
    From net investment income               (0.01)        (0.02)        (0.05)        (0.05)        (0.05)        (0.05)
                                         -------------------------------------------------------------------------------
    Net asset value, end of period       $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                         -------------------------------------------------------------------------------
Total return (%)                              0.59(1)       1.97          5.43          5.04          4.58          5.23

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)    $  13,348     $  16,539     $  27,475     $  23,370     $  22,464     $  18,178
Ratio of expenses to average net
    assets, net of
    reimbursement (%)                         0.63(2)       0.67          0.70          0.81          0.70          0.56
Ratio of net investment income
    to average net assets (%)                 1.18(2)       1.95          5.22          4.93          4.47          5.11
Ratio of expenses to average net
    assets prior to
    reimbursement (%)                         0.63(2)       0.67          0.70          0.82          0.70          0.56
------------------------------------------------------------------------------------------------------------------------

1 Not annualized. 2 Annualized.


38  See Financial Notes

--------------------------------------------------------------------------------
Financial Notes (unaudited)
--------------------------------------------------------------------------------

Organization

Citizens Funds (the "Trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust contains the following funds (individually a "fund," collectively the "funds"):

Fund                                 Short Name                  Fund                                Short Name
----                                 ----------                  ----                                ----------
Citizens Core Growth Fund            Core Growth Fund            Citizens Global Equity Fund         Global Equity Fund
Citizens Emerging Growth Fund        Emerging Growth Fund        Citizens International Growth Fund  International Growth Fund
Citizens Small Cap Core Growth Fund  Small Cap Core Growth Fund  Citizens Income Fund                Income Fund
Citizens Value Fund                  Value Fund                  Citizens Ultra Short Bond Fund      Ultra Short Bond Fund
Citizens Balanced Fund               Balanced Fund               Citizens Money Market Fund          Money Market Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, Value Fund, Balanced Fund, International Growth Fund, Income Fund and Ultra Short Bond Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Fixed-income investments generally are valued at the bid price for securities. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sales) are valued at fair value, using procedures determined in good faith by the Board of Trustees. Short-term securities maturing within 60 days and investments of the Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and

--------------------------------------------------------------------------------
Financial Notes (unaudited)
--------------------------------------------------------------------------------

income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Contracts

The Global Equity Fund and International Growth Fund use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the coun-terparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the contractual currency exchange rates established at the time of each trade.

Repurchase Agreements

The funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System collateralized by instruments issued by the U.S. Government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian or another qualified custodian.

Restricted Securities

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult. Restricted securities (excluding Rule 144A issues) are valued at their fair value in good faith under procedures approved by the Board of Trustees. Restricted securities held by the funds at the end of the period are presented in the fund's Portfolio Holdings.

Redemption Fee

The Global Equity Fund and International Growth Fund charge a redemption fee of 2% (paid to the funds) with respect to shares of those funds redeemed within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the funds of accounts below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the period ended December 31, 2002, the Global Equity and International Growth Funds collected $123,186 and $692 in redemption fees, respectively. These fees are included in the "increase/decrease in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

Dividends to Shareholders

The Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Global Equity Fund and International Growth Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Ultra Short Bond Fund and the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

--------------------------------------------------------------------------------
Financial Notes (unaudited)
--------------------------------------------------------------------------------

Federal Income Taxes

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and distributes substantially all of its taxable net investment income and net realized gains, if any, to their shareholders.

Fees and Other Transactions with Affiliates

Investment Management Fee

Citizens Advisers, Inc. (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

                             Fee Rate                                Fee Rate                          Fee Rate
                             --------                                --------                          --------
Core Growth Fund              0.50%       Balanced Fund                0.65%    Income Fund              0.65%
Emerging Growth Fund          1.00%       Global Equity Fund           1.00%    Ultra Short Bond Fund    0.35%
Small Cap Core Growth Fund    0.50%       International Growth Fund    1.05%    Money Market Fund        0.35%
Value Fund                    0.70%

From July 1, 2002 to November 1, 2002, the Adviser was paid a fee based on an annual rate of 1.00% for the Value Fund.

State Street Global Advisors Funds Management, Inc. serves as the Sub-Adviser for the Global Equity Fund and International Growth Fund. For its services, the Sub-Adviser receives a fee computed daily based on an annual rate for each funds' average daily net assets, paid by the Adviser as follows:

                                                 Fee Rate
                                                 --------

Global Equity Fund          0.35% of the first $500 million, 0.25% thereafter
International Growth Fund   0.40% of the first $500 million, 0.30% thereafter

For the period July 1, 2002 to October 30, 2002 Meyers Capital Management, LLC ("Meyers") served as the Sub-Adviser for the Citizens Value Fund. For its services, Meyers received a fee based on an annual rate of 0.30% of the first $100 million of average daily net assets and 0.45% of average daily net assets in excess of $100 million, paid by the Adviser.

Distribution Fee

Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor. Pursuant to Rule 12b-1 under the 1940 Act, the Trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the Distributor for services in an amount equal to 0.25% of average annual net assets.

Administrative and Shareholder Service Fees

The Adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees and expenses are accrued daily based on average daily net assets of each fund at the annual rate of 0.10%.

In addition, Citizens Securities, Inc., a wholly owned subsidiary of the Adviser, provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares, may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the period ended December 31, 2002, a fee of 0.25% was charged.

--------------------------------------------------------------------------------
Financial Notes (unaudited)
--------------------------------------------------------------------------------

Transfer Agency, Fund Accounting and Custody

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. Fifth Third Bank acts as custodian for the funds. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit. Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services.

Trustee Fees

Certain officers and trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a Trustee meeting. The independent trustees have elected a Chair and Vice Chair, who each receive an annual retainer of $17,000, and a committee chair for Social Responsibility Committee, who receives an annual retainer of $14,500.

Expense Allocation

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

Fee Reductions and Reimbursements

The Adviser contractually agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain classes of the funds to the extent they exceeded the following limits:

                                        Expense                                                        Expense
Fund                  Class             Limitation    Fund                   Class                  Limitation
--------------------------------------------------    --------------------------------------------------------
Core Growth Fund      Standard            1.39%       Global Equity Fund     Standard                    2.05%
                      Institutional       0.74%                              Institutional               1.39%
                      Administrative      1.06%                              Administrative              1.68%

Emerging Growth Fund  Institutional       1.30%       International Growth
                      Administrative      1.55%         Fund                 Standard                    1.85%

Small Cap Core                                        Income Fund            Standard                    1.40%
    Growth Fund       Standard            1.45%

                                                      Money Market Fund      Standard       1.50% of the first
Value Fund            Standard            1.95%                                                 $40 million of
                                                                                                    assets and
                                                                                              1.00% thereafter

For the period July 1, 2002 to November 30, 2002, the Adviser contractually agreed to limit total expenses for the Core Growth Fund to 1.34%, 0.68% and 0.94% for the Standard, Institutional and Administrative shares, respectively. The Adviser voluntarily waived 0.10% of its fee for the Emerging Growth Fund when the fund's monthly average net assets exceeded $100 million. The Adviser voluntarily waived fees and reimbursed expenses so that total annual operating expenses did not exceed 1.30% on the Balanced Fund. In addition, the Adviser voluntarily waived all fees and reimbursed all expenses on the Ultra Short Bond Fund. The Adviser may terminate these waivers at any time.

Investment Transactions

The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the period ended December 31, 2002:

Fund                           Purchases         Sales      Fund                          Purchases       Sales
---------------------------------------------------------   ------------------------------------------------------
Core Growth Fund             $ 282,948,073  $ 314,579,749   Global Equity Fund          $ 18,597,422  $ 29,671,977
Emerging Growth Fund           334,754,070    343,446,707   International Growth Fund        293,671       285,995
Small Cap Core Growth Fund      31,936,025     32,204,125   Income Fund                   70,984,587    75,251,104
Value Fund                       9,897,491     12,941,882   Ultra Short Bond Fund          3,038,359            --
Balanced Fund                       94,352          1,007

--------------------------------------------------------------------------------
Financial Notes
--------------------------------------------------------------------------------

Capital Shares

At December 31, 2002, there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the funds are as follows:

                                                                                                Small Cap Core
                                        Core Growth Fund        Emerging Growth Fund             Growth Fund
---------------------------------------------------------------------------------------------------------------------
                                    Six months                  Six months                 Six months
                                      ended          Year         ended        Year          ended         Year
                                    12/31/02        ended       12/31/02       ended        12/31/02       ended
Capital transactions               (unaudited)     06/30/02    (unaudited)    06/30/02     (unaudited)    06/30/02
---------------------------------------------------------------------------------------------------------------------
Standard Shares
    Proceeds from shares issued    $11,995,874   $42,567,841   $22,280,739   $56,221,231   $2,345,327    $12,270,553
    Dividends reinvested                  --            --            --            --            --            --
    Cost of shares redeemed        (32,759,057)  (77,794,151)  (33,130,593)  (80,428,934)  (2,594,660)   (8,437,857)
---------------------------------------------------------------------------------------------------------------------
Total                              (20,763,183)  (35,226,310)  (10,849,854)  (24,207,703)   (249,333)    3,832,696
---------------------------------------------------------------------------------------------------------------------

Institutional Shares

    Proceeds from shares issued    15,568,109    31,393,835    1,732,029     3,944,080            --            --
    Dividends reinvested                  --            --            --            --            --            --
    Cost of shares redeemed        (22,643,960)  (41,615,831)  (1,826,186)   (13,893,132)         --            --
---------------------------------------------------------------------------------------------------------------------
Total                              (7,075,851)   (10,221,996)    (94,157)    (9,949,052)          --            --
---------------------------------------------------------------------------------------------------------------------

Administrative Shares
    Proceeds from shares issued      758,005       943,987     2,896,911     9,721,056            --            --
    Dividends reinvested                  --            --            --            --            --            --
    Cost of shares redeemed         (502,204)     (306,104)    (3,096,187)   (8,308,171)          --            --
---------------------------------------------------------------------------------------------------------------------
Total                                255,801       637,883      (199,276)    1,412,885            --            --
---------------------------------------------------------------------------------------------------------------------

Change in net assets
    from capital transactions      $(27,583,233) $(44,810,423) $(11,143,287) $(32,743,870) $(249,333)    $3,832,696
---------------------------------------------------------------------------------------------------------------------

Share transactions
---------------------------------------------------------------------------------------------------------------------
Standard Shares
    Issued                           783,875     2,152,690     2,143,893     4,217,604       297,807     1,251,105
    Reinvested                            --            --            --            --            --            --
    Redeemed                       (2,151,234)   (3,989,536)   (3,204,374)   (6,041,917)    (334,707)     (868,569)
---------------------------------------------------------------------------------------------------------------------
Net change                         (1,367,359)   (1,836,841)   (1,060,481)   (1,824,313)     (36,900)      382,536
---------------------------------------------------------------------------------------------------------------------

Institutional Shares
    Issued                         1,244,890     1,964,990       165,330       293,475            --            --
    Reinvested                            --            --            --            --            --            --
    Redeemed                       (1,823,671)   (2,637,569)    (172,943)     (991,621)           --            --
---------------------------------------------------------------------------------------------------------------------
Net change                          (578,781)     (672,579)       (7,613)     (698,146)           --            --
---------------------------------------------------------------------------------------------------------------------

Administrative Shares
    Issued                            48,669        47,642       277,417       721,866            --            --
    Reinvested                            --            --            --            --            --            --
    Redeemed                         (31,504)      (15,822)     (293,255)     (611,698)           --            --
---------------------------------------------------------------------------------------------------------------------
Net change                            17,165        31,820       (15,838)      110,168            --            --
---------------------------------------------------------------------------------------------------------------------

Change in shares from
    share transactions             (1,928,975)   (2,477,605)   (1,083,932)   (2,412,291)     (36,900)      382,536
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Notes
--------------------------------------------------------------------------------

Capital Shares

                                                                                     Balanced               Global Value
                                                  Value Fund                           Fund                  Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                   Six months                                          From
                                     ended           From              Year          12/20/02(1) -   Six months           Year
                                   12/31/02        06/01/02 -          ended         12/31/02           ended            ended
Capital transactions              (unaudited)      06/30/02           05/31/02      (unaudited)       12/31/02          06/30/02
------------------------------------------------------------------------------------------------------------------------------------
Standard Shares
    Proceeds from shares issued  $   3,988,232   $     938,031     $  24,800,162   $     125,000    $  19,399,019     $ 198,374,332
    Dividends reinvested                    --              --         2,070,609              --               --                --
    Cost of shares redeemed         (6,783,616)     (1,266,367)       (7,795,714)             --      (31,077,277)     (251,921,233)
------------------------------------------------------------------------------------------------------------------------------------
Total                               (2,795,384)       (328,336)       19,075,057         125,000      (11,678,258)      (53,546,901)
------------------------------------------------------------------------------------------------------------------------------------

Institutional Shares
    Proceeds from shares issued             --              --                --              --       26,043,373        54,298,201
    Dividends reinvested                    --              --                --              --               --                --
    Cost of shares redeemed                 --              --                --              --      (27,871,069)      (57,777,479)
------------------------------------------------------------------------------------------------------------------------------------
Total                                       --              --                --              --       (1,827,696)       (3,479,278)
------------------------------------------------------------------------------------------------------------------------------------

Administrative Shares
    Proceeds from shares issued             --              --                --              --          376,081         1,591,347
    Dividends reinvested                    --              --                --              --               --                --
    Cost of shares redeemed                 --              --                --              --         (346,763)         (640,447)
------------------------------------------------------------------------------------------------------------------------------------
Total                                       --              --                --              --           29,318           950,900
------------------------------------------------------------------------------------------------------------------------------------

Change in net assets
    from capital transactions    $  (2,795,384)  $    (328,336)    $  19,075,057   $     125,000    $ (13,476,636)    $ (56,075,279)
------------------------------------------------------------------------------------------------------------------------------------

Share transactions
------------------------------------------------------------------------------------------------------------------------------------
Standard Shares
    Issued                             524,856         100,445         1,987,625          12,495        1,499,165        12,492,604
    Reinvested                              --              --           165,516              --               --                --
    Redeemed                          (883,171)       (138,633)         (646,233)             --       (2,407,584)      (15,828,132)
------------------------------------------------------------------------------------------------------------------------------------
Net change                            (358,315)        (38,188)        1,506,908          12,495         (908,419)       (3,335,528)

------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
    Issued                                  --              --                --              --        1,993,704         3,421,162
    Reinvested                              --              --                --              --               --                --
    Redeemed                                --              --                --              --       (2,132,664)       (3,652,158)
------------------------------------------------------------------------------------------------------------------------------------
Net change                                  --              --                --              --         (138,960)         (230,996)
------------------------------------------------------------------------------------------------------------------------------------

Administrative Shares
    Issued                                  --              --                --              --           28,852            99,269
    Reinvested                              --              --                --              --               --                --
    Redeemed                                --              --                --              --          (27,378)          (40,048)
------------------------------------------------------------------------------------------------------------------------------------
Net change                                  --              --                --              --            1,474            59,221
------------------------------------------------------------------------------------------------------------------------------------

Change in shares from
    share transactions                (358,315)        (38,188)        1,506,908          12,495       (1,045,905)       (3,507,303)
------------------------------------------------------------------------------------------------------------------------------------

1 Commencement of operations.

--------------------------------------------------------------------------------
Financial Notes
--------------------------------------------------------------------------------

           International                                                 Ultra Short
            Growth Fund                        Income Fund                Bond Fund             Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
 Six months                           Six months                             From          Six months
months ended          Year              ended             Year            11/21/02(1)-        ended            Year
  12/31/02           ended            12/31/02            ended           12/31/02          12/31/02           ended
 (unaudited)        06/30/02         (unaudited)         06/30/02        (unaudited)       (unaudited)       06/30/02
-------------------------------------------------------------------------------------------------------------------------
$     735,972     $   4,791,279     $   6,718,110     $  26,499,837     $   3,850,940     $  47,040,781     $ 131,426,668
           --                --         1,335,027         3,903,979                --           503,066         2,214,847
     (887,616)       (2,659,807)       (9,584,949)      (29,573,451)         (125,000)      (55,221,953)     (136,588,995)
-------------------------------------------------------------------------------------------------------------------------
     (151,644)        2,131,472        (1,531,812)          830,365         3,725,940        (7,678,104)       (2,947,480)
-------------------------------------------------------------------------------------------------------------------------

           --                --                --                --                --         1,994,299        17,644,804
           --                --                --                --                --            98,194           658,558
           --                --                --                --                --        (5,284,298)      (29,240,845)
-------------------------------------------------------------------------------------------------------------------------
           --                --                --                --                --        (3,191,805)      (10,937,483)
-------------------------------------------------------------------------------------------------------------------------

           --                --                --                --                --                --                --
           --                --                --                --                --                --                --
           --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------
           --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------

$    (151,644)    $   2,131,472     $  (1,531,812)    $     830,365         3,725,940     $ (10,869,910)    $ (13,884,963)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

      122,682           644,662           688,827         2,597,522           372,572        47,040,781       131,415,588
           --                --           137,088           383,963                --           503,068         2,214,857
     (151,412)         (372,894)         (982,784)       (2,932,132)               --       (55,221,953)     (136,588,544)
-------------------------------------------------------------------------------------------------------------------------
      (28,730)          271,768          (156,869)           49,353           372,572        (7,678,104)       (2,958,099)
-------------------------------------------------------------------------------------------------------------------------

           --                --                --                --                --         1,994,299        17,655,439
           --                --                --                --                --            98,194           658,558
           --                --                --                --                --        (5,284,298)      (29,240,845)
-------------------------------------------------------------------------------------------------------------------------
           --                --                --                --                --        (3,191,805)      (10,926,848)
-------------------------------------------------------------------------------------------------------------------------

           --                --                --                --                --                --                --
           --                --                --                --                --                --                --
           --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------
           --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------

      (28,730)          271,768          (156,869)           49,353           372,572       (10,869,909)      (13,884,947)
-------------------------------------------------------------------------------------------------------------------------

Meyers Pride Value Fund Reorganization

The Trust entered an agreement and plan of reorganization and liquidation with Meyers Investment Trust on behalf of its series Meyers Pride Value Fund, pursuant to which the net assets of the Meyers Pride Value Fund ($12,506,840) were transferred to the Citizens Value Fund in exchange for 1,083,741 shares of the Citizens Value Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on September 24, 2001, following approval by shareholders of the Meyers Pride Value Fund at a special shareholder meeting. The aggregate net assets of the Meyers Pride Value Fund and the Citizens Value Fund were $12,506,840 and $0, respectively, prior to the reorganization and the combined net assets were $12,506,840 immediately after the reorganization.

Trustees:

Judy Belk
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Mitchell A. Johnson
Martha S. Pope

Distributor:

Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

Manager:

Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

Custodian:

Fifth Third Bank
Cincinnati, OH 45263

Transfer and Accounting Agent:

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Legal Counsel:

Bingham McCutchen LLP
Boston, MA 02110

Independent Auditors:

PricewaterhouseCoopers LLP
Columbus, OH 43215

--------------------------------------------------------------------------------

                                Citizens Funds(R)

Citizens Core Growth Fund(R); Citizens Emerging Growth Fund(R); Citizens Small Cap Core Growth Fund(R); Citizens Value Fund(SM); Citizens Balanced Fund(SM); Citizens Global Equity Fund(R); Citizens International Growth Fund(R); Citizens Income Fund(R); Citizens Ultra Short Bond Fund(SM); Citizens Money Market Fund(R)

                      Supplement dated February 19, 2003 to
                                   Prospectus
                             dated November 1, 2002

                  Thomas Coler no longer serves as co-manager
                      of the Citizens Emerging Growth Fund
                    and Citizens Small Cap Core Growth Fund.

--------------------------------------------------------------------------------


                                    CELEBRATING

                             [LOGO]    CITIZENS
                                       FUNDS(R)

                                    o 20 YEARS

                                  800.223.7010

                             www.citizensfunds.com

  Citizens Funds are available through such popular mutual fund supermarkets as
       Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments
         FundsNetwork(R). Citizens Funds(R) and Eofund(R) are registered trademarks of Citizens Advisers, Inc.
                       Transfer and Dividend Paying Agent:
                  BISYS, 3435 Stelzer Road, Columbus, OH 43219
                        (C)2003 Citizens Advisers, Inc.
                              SEC File No. 811-3626

    [RECYCLED LOGO] Printed on recycled paper with soy-based inks.     SAR 12/02

Item 2. Code of Ethics.

      Not applicable.

Item 3. Audit Committee Financial Expert.

      Not applicable.

Items 4-8. (Reserved)

Item 9. Controls and Procedures.

      Not applicable.

Item 10. Exhibits.

10(a).

      Not applicable.

10(b). Certifications.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 6, 2003                     By: /s/ Sophia Collier
                                           -------------------------------------
                                           Sophia Collier
                                           President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: March 6, 2003                     By: /s/ Sophia Collier
                                           -------------------------------------
                                           Sophia Collier
                                           President


Date: March 6, 2003                     By: /s/ Sean P. Driscoll
                                           -------------------------------------
                                           Sean P. Driscoll
                                           Treasurer